                                                                   EXHIBIT 10.10
--------------------------------------------------------------------------------



                          MASTER CUSTODIAL AGREEMENT


                                    between



                            BANKERS TRUST COMPANY,

                               as Note Custodian


                                      and


                           ORINDA MANAGEMENT COMPANY

                                 as Depositor



                             Dated March 14, 1997



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                   ARTICLE I
                                  DEFINITIONS


                                  ARTICLE II
                     CUSTODY ACCOUNTS AND CUSTODY RECEIPTS

Section 2.01.  Creation of Custody Accounts.................................   4
Section 2.02.  Custody Receipts.............................................   5
Section 2.03.  Delivery of Custody Receipts.................................   6
Section 2.04.  Mutilated, Lost, Stolen or Destroyed Custody Receipts........   7
Section 2.05.  Registration and Transfer of Ownership;
               Persons Treated as Owners....................................   8
Section 2.06.  Deposits With Depositories...................................  12
SECTION 2.07.  Payment on Custody Receipts..................................  14

                                  ARTICLE III
                      ADMINISTRATION AND CUSTODY ACCOUNTS

Section 3.01.  Payments in Respect of the Underlying Securities.............  15
Section 3.02.  Redemptions; Notices; Consents to Amendments
                to Issuance Agreements......................................  16
Section 3.03.  Statements to Owners.........................................  17
Section 3.04.  Defaults.....................................................  18
Section 3.05.  Unclaimed Monies.............................................  20
Section 3.06.  Obligation of Owners With Respect to Certain
                 Taxes and Filings..........................................  20
Section 3.07.  Transfers of Related Underlying Securities by
                 Note Custodian.............................................  20
Section 3.08.  Termination of Custody Accounts..............................  20

                                   ARTICLE IV
                               THE NOTE CUSTODIAN

Section 4.01.  Standard of Liability........................................  21
Section 4.02.  Resignation and Removal of the Note
                 Custodian; Appointment of Successor........................  23
Section 4.03.  Charges and Expenses.........................................  24
Section 4.04.  Limitation of Liability......................................  24
Section 4.05.  Non-Petition.................................................  25

                                   ARTICLE V
                                 MISCELLANEOUS

Section 5.01.  Amendments, Etc.............................................   25
Section 5.02.  Counterparts................................................   26
Section 5.03.  Exclusive Benefit of Parties; Effective Date................   26
Section 5.04.  Invalidity of Provisions....................................   26
Section 5.05.  Notices.....................................................   26

Section 5.06.  Business Day................................................   27
Section 5.07.  Term of Agreement...........................................   27
Section 5.08.  Governing Law...............................................   27
Section 5.09.  Headings....................................................   27


APPENDIX A -   Definitions
EXHIBIT  1 -    Form of Class A Custody Receipt
EXHIBIT  2 -    Form of Class A-IO Custody Receipt
EXHIBIT  3 -    Form of Investment Letter
Annex 1  -      Form of Terms Agreement

                           MASTER CUSTODIAL AGREEMENT

                             PRELIMINARY STATEMENT

     MASTER CUSTODIAL AGREEMENT dated March 14, 1997, between BANKERS TRUST COMPANY, a New York banking corporation, as custodian for the Owners from time to time of Custody Receipts (the "Note Custodian"), and Orinda Management Company, as depositor (the "Depositor"), for the benefit of the Owners from time to time of Custody Receipts. (Capitalized terms used herein and not otherwise defined shall have the meanings provided in Article I hereof.)

     WHEREAS, the Note Custodian and the Depositor desire to enter into this Custodial Agreement to provide for the issuance of one or more Series of Custody Receipts, each Series of Custody Receipts to be composed of Class A Custody Receipts and Class A-IO Custody Receipts evidencing the Underlying Securities indicated on the related Custody Receipts Register on the terms and conditions set forth herein and in the related Terms Agree ment; and

     WHEREAS, the parties hereto desire to establish the terms and conditions pursuant to which the Underlying Securities are to be deposited with, and held in custody by, the Note Custodian, the terms and conditions for the issuance, transfer and exchange of Custody Receipts and the terms for the payment of certain fees and expenses associated with this Custodial Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree, for the benefit of the Owners from time to time of Custody Receipts, as follows:


                                   ARTICLE I

                                  DEFINITIONS

     Capitalized terms used herein and not defined in this Article I are used with the definitions assigned thereto in Appendix A to the related Terms Agreement which is incorporated herein and made a part hereof.

     "Authorized Denomination" means, with respect to a Series of Custody Receipts, the Authorized Denomination set forth in the related Terms Agreement.

     "Authorized Officer" means with respect to the Note Custodian, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Note Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Beneficial Owner" means, with respect to a Custody Receipt that is a Book-Entry Custody Receipt, the person or entity who is the beneficial owner of such Book-Entry Custody Receipt.

     "Book-Entry Custody Receipt" means any beneficial interest in the Custody Receipts, ownership and transfers of which shall be made through book entries by the Depository as described in Section 2.06(c) hereof.

     "Class A Distribution Amount" means, as to the Class A Custody Receipts and any Payment Date, an amount equal to the sum of (i) the related Scheduled Principal Amount, (ii) the Class A Custody Receipt Interest Distribution and
(iii) the Class A Custody Receipt Yield Maintenance Amount, to the extent received with respect to such Payment Date.

     "Custody Account" means, with respect to a Series of Custody Receipts, the account relating to such Series established and maintained pursuant to Section
2.01 of this Custodial Agreement.

     "Definitive Custody Receipts" has the meaning set forth in Section 2.06(c).

     "Depository" means, with respect to a Series of Custody Receipts which are Book-Entry Custody Receipts or any Underlying Securities which are issued in book-entry form, the securities depository with which the Related Underlying Securities or one or both classes of such Series of Custody Receipts are deposited, which depository shall be registered under Section 17A of the Securities Exchange Act of 1934.

     "Depository Agreement" means, with respect to a Series of Book-Entry Custody Receipts, the letter of representations relat ing to such Series among the Depositor, the Note Custodian and the Depository substantially in the form attached to the related Terms Agreement.

     "Depository Participant" means a broker, dealer, bank, other financial institution or other person or entity for whom from time to time a Depository effects book-entry transfers and pledges of Custody Receipts deposited with such Depository.

     "Fee Letter" means the side letter between the Depositor and the Note Custodian dated March 14, 1997 regarding the amounts payable to the Note Custodian in respect of its fees and expenses under this Custodial Agreement, as amended from time to time by written agreement of the parties hereto.

     "Issuance Agreement" means, with respect to a Series of Custody Receipts, the agreement pursuant to which the related Underlying Securities were issued and which is specified in the related Terms Agreement.

     "Issuer" means, with respect to a Series of Custody Receipts, the Issuer of the related Underlying Securities, if any, specified in the related Terms Agreement.

     "Mail" means mail by first-class postage to specified Owners of a Series of Custody Receipts at their addresses set forth in the Related Custody Receipts Register.

     "Note Custodian's Principal Office" means the principal office of the Note Custodian at which at any particular time its corporate trust business shall be administered which office at the date of the execution of this Agreement is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group - Structured Finance Team or at any other time at such other address as the Note Custodian may designate from time to time by notice to the Depositor.

     "Notice of Transfer or Exchange" means the Notice of Transfer or Exchange printed on a Custody Receipt.

     "Payment Date" means, with respect to the Underlying Securities of a Series of Custody Receipts, any Payment Date set forth in the related Terms Agreement.

     "Series" means all Custody Receipts issued and outstanding from time to time that represent the Underlying Securities of the same issue deposited at the same time with the Note Custodian pursuant to Section 2.03 of this Custodial Agreement.

     "Servicer" means, with respect to a Series of Custody Receipts, the person or entity as specified in the related Terms Agreement.

     "Terms Agreement" means, with respect to a Series of Custody Receipts, the Terms Agreement, substantially in the form set forth in Annex I hereto, delivered by the Depositor to the Note Custodian pursuant to this Custodial Agreement and accepted by the Note Custodian in connection with the issuance of such Series of Custody Receipts.

     "Transfer Limitations" means, with respect to a Series of Custody Receipts, the Transfer Limitations set forth in the related Terms Agreement.

     "Trustee" means, with respect to a Series of Custody Receipts, the bank or trust company serving as trustee or indenture trustee with respect to the Underlying Securities, as specified in the related Terms Agreement.

     "Underlying Securities" means, with respect to a Series of Custody Receipts, the Underlying Securities specified in the related Terms Agreement.

     "Voting Rights" means, with respect to the Class A Custody Receipts 90% and with respect to the Class A-IO Custody Receipt 10% and such Voting Rights with respect to each Custody Receipt of a Class means the pro rata share of the percentage allocated to the related Class of Custody Receipts based on the Initial Custody Receipt Balance or the Initial Aggregate Class A-IO Custody Receipt Notional Amount, as the case may be.


                                  ARTICLE II

                     CUSTODY ACCOUNTS AND CUSTODY RECEIPTS

      Section 2.01.  Creation of Custody Accounts.  The Note Custodian shall
                     ----------------------------
establish and maintain, with respect to each Series of Custody Receipts, a separate Custody Account in the corporate trust office of the Note Custodian to be designated "[Name of Related Underlying Securities (as specified in the related Terms Agreement) --Custody Receipts Series [ ]] --Custody Account." The Note Custodian shall purchase the Underlying Securities from the Depositor, without recourse, in return for the Custody Receipts. The Note Custodian shall deposit into such Custody Account the related Underlying Securities, and any monies received in connection therewith. Each Custody Account shall at all times be maintained as a custodial account for the benefit of the related Owners, separated and segregated on the books of the Note Custodian from all other accounts, funds and property in the possession of the bank or trust company acting as Note Custodian, including any other Custody Account. The related Underlying Securities and any monies held in a related Custody Account shall not at any time be commingled on the books of the Note Custodian with any other assets or property held by the Note Custodian, including the assets or property of any other Custody Account. The Note Custodian shall maintain separate records in connection with any monies which it may hold, in such Custody Account or otherwise, in connection with the Related Underlying Securities. To the extent practicable, the Note Custodian shall arrange for distributions on the related Underlying Securities to be made in immediately available funds to the Note Custodian, by wire transfer or otherwise, pursuant to the payment provisions of each Issuance Agreement. Each Custody Account shall be maintained at all times with an Eligible Institution. If the Note Custodian ceases to be an Eligible Institution, the Custody Account shall be transferred to an Eligible Institution within five Business Days.

     It is the express intent of the parties hereto that the conveyance of the Underlying Securities and any monies received in connection therewith to the Note Custodian, by the Depositor be, and be construed as, an absolute sale of the Underlying Securities and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Underlying Securities and related property by the Depositor to the Note Custodian to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying Securities or any related property is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Securities or any related property, then:

     (1) this Agreement shall be deemed to be a security agreement; and

     (2) the conveyance provided for hereunder shall be deemed to be a grant by the Depositor to the Note Custodian, of a security interest in all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to the Underlying Securities, any monies received in connection therewith and any proceeds thereof.

The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Depositor shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Note Custodian shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

      Section 2.02.  Custody Receipts.  The Note Custodian shall issue one or
                     ----------------
more Series of Custody Receipts in Authorized Denominations from time to time as hereinafter provided, each such Series to be composed of Class A Custody Receipts and Class A-IO Custody Receipts evidencing a beneficial ownership interest in the related Underlying Securities for such Custody Receipts (as set forth in such Custody Receipt and in the related Custody Receipt Register) on the terms and conditions set forth herein and in the related Terms Agreement. Class A Custody Receipts shall be substantially in the form set forth in Exhibit 1 hereto, unless otherwise agreed to by the parties hereto in connection with a particular Series of Custody Receipts, in which case they shall be substantially in the form set forth in Schedule A to the related Terms Agreement, and shall be assigned consecutive registration numbers. The Class A-IO Custody Receipts shall be substantially in the form set forth in Exhibit 2 hereto unless otherwise agreed to by the parties hereto in connection with a particular Series of Custody Receipts, in which case they shall be substantially in the form set forth in Exhibit B to the related Terms Agreement, and shall be assigned consecutive registration numbers. Each Custody Receipt shall be executed by the Note Custodian by the manual signature of an Authorized Officer and no Custody Receipt shall be entitled to any benefits under this Custodial Agreement, or be valid or obligatory for any purpose, unless so executed by the Note Custodian. In case any Authorized Officer whose signature shall appear on any Custody Receipt shall cease to be an Authorized Officer, such signature shall nevertheless be valid and sufficient for all purposes as if such person had remained in office. The Custody Receipts shall not evidence any financial obligation of the Depositor or the Note Custodian except that the Note Custodian shall be required, as provided in Section 3.01 hereof, to distribute in the amount specified in the related Terms Agreement all payments received in respect of the related Underlying Securities deposited hereunder to the Custody Receipts evidencing such Underlying Securities without making any deduction whatsoever, other than as expressly provided in this Custodial Agreement.

      Section 2.03.  Delivery of Custody Receipts.  Unless other wise specified
                     ----------------------------
in the related Terms Agreement, the Note Custodian shall deliver, at the direction of the Depositor, to the Owners thereof the initial Custody Receipts of a Series, registered in the names and in the denominations specified in writing by the Depositor at least three Business Days prior to such delivery, upon receipt by the Note Custodian of the following:

          (a) original executed counterparts of the related Terms Agreement;

          (b) in the case of related Underlying Securities issued in certificated form, the related Underlying Securities in the aggregate outstanding principal amount specified in the related Terms Agreement, registered in the name of the Note Custodian (or its nominee or its agent's nominee) or endorsed by the registered owner thereof for transfer to the Note Custodian (or its nominee or its agent's nominee) or in blank, and all documents necessary to effect the registra tion of the related Underlying Securities (as specified in the related Issuance Agreement) in the name of the Note Custodian;

          (c) a list of the names, addresses and United States taxpayer identification numbers (or, if a United States taxpayer identification number is not appropriate, a copy of Form W-8 or such other appropriate federal tax identifica tion as the Note Custodian may reasonably request) of the persons in whose names, and the denominations in which, such Custody Receipts are to be registered; and

          (d) a copy of the related Issuance Agreement.

The Note Custodian may accept the form of the related Issuance Agreement delivered to it by the Depositor as being a true and correct copy of such Issuance Agreement and shall not be deemed to have knowledge of, and need not give effect to, any amendment unless a copy of such amendment is delivered to it.

     The initial Custody Receipts of a Series to be executed and delivered by the Note Custodian as provided in this Section 2.03 shall be delivered to or upon the written order of the Depositor in The City of New York (or such other city in the United States of America as may be specified by the Depositor and agreed upon by the Note Custodian) at a location specified by the Depositor and agreed upon by the Note Custodian. Such delivery shall be made on the date that the related Underlying Securities are received by the Note Custodian as provided in paragraph (b) of this Section 2.03. If the Depositor shall so request reasonably in advance, the Note Custodian shall make such Custody Receipts available to the Depositor or the person designated by the Depositor for inspection on the Business Day preceding the date of any such delivery, at a location in The City of New York (or such other city specified above) specified by the Depositor and agreed upon by the Note Custodian. The Depositor shall provide the Note Custodian, on (and in the numbers specified in) the Note Custodian's reasonable request, Custody Receipt forms to facili tate issuance and transfer of Custody Receipts and permit any temporary Custody Receipts issued to be exchanged for permanent Custody Receipts.

     Any temporary Custody Receipts that may be issued shall be exchangeable for definitive Custody Receipts upon surrender of the temporary Custody Receipts at the Note Custodian's Principal Office without charge to the Owner and after any waiting period that may be applicable. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Owner. Upon surrender for cancellation of any one or more temporary Custody Receipts, the Note Custodian shall execute and deliver in exchange therefor definitive Custody Receipts of like denominations. Until so exchanged, the temporary Custody Receipts shall in all respects be entitled to the same benefits under this Agreement as definitive Custody Receipts.

      Section 2.04.  Mutilated, Lost, Stolen or Destroyed Custody Receipts.  In
                     -----------------------------------------------------
the event a Custody Receipt is mutilated, lost, stolen or destroyed, the Note Custodian shall cancel such Custody Receipt, if possible, and execute and deliver in lieu thereof a new Custody Receipt of the same Series, Class and denomination, provided that:

          (a) in the case of any mutilated Custody Receipt, such mutilated Custody Receipt shall be first surrendered to the Note Custodian; and

          (b) in the case of any lost, stolen or destroyed Custody Receipt, there shall first be delivered to the Note Custodian evidence of such loss, theft or destruction satis factory to the Note Custodian and the Depositor, together with indemnity satisfactory to each of them, and neither the Depositor nor the Note Custodian shall have received written notice that such Custody Receipt has been acquired by a bona fide purchaser for value.

All replacement Custody Receipts issued pursuant to this Section shall be entitled to the full benefits hereunder, whether or not, in the case of clause
(b), any lost, stolen or destroyed Custody Receipt shall be found at any time. The Note Custodian shall be entitled to customary compensation from the Owner for its expenses, including any tax or governmental charge that may be payable by it, in connection with any such replacement of Custody Receipts.

      Section 2.05.  Registration and Transfer of Ownership; Persons Treated as
                     ----------------------------------------------------------
Owners.
------

          (a) The Note Custodian shall maintain a Custody Receipts Register for each Series of Custody Receipts at the Note Custodian's Principal Office to provide for the registration of such Custody Receipts and the registration of transfers of such Custody Receipts entitled to be registered or transferred as herein provided. A copy of the Custody Receipts Register for both classes of any Series of Custody Receipts shall be provided by the Note Custodian to the Depositor (or its designee), to a designated representative of Owners of Custody Receipts of such Series evidencing more than 25% of the Initial Custody Receipt Balance or of the Initial Aggregate Class A-IO Custody Receipt Notional Amount at the expense of and upon written request by the Depositor or such Owners, as the case may be. The Note Custodian shall maintain on the Custody Receipts Register for any Series of Custody Receipts, with respect to each such Custody Receipt, (i) the name, address and, unless not required to be maintained under applicable laws and regulations, United States taxpayer identification number of the Owner of such Custody Receipt, (ii) the registration number of such Custody Receipt and (iii) the Custody Receipt Balance or the Custody Receipt Notional Amount.

          (b) The initial issuance of the Custody Receipts of a Series shall be recorded on the related Custody Receipts Register in such names as the Depositor shall specify upon satisfaction of the conditions set forth in
     Section 2.05(g) and as provided in Section 2.03 hereof. Thereafter, regis tration of transfer of such Custody Receipts may be made only on the Related Custody Receipts Register upon satisfac tion of the conditions set forth in Section 2.05(g). Upon (i) surrender for registration of transfer of any Custody Receipt to the Note Custodian at the Note Custodian's Principal Office, with the Notice of Transfer or Exchange for such Custody Receipt fully completed, (ii) receipt by the Note Custodian of a certificate of the proposed transferee in the form annexed to the related Terms Agreement that it has fully complied, in respect of such transfer, with any Transfer Limitations applicable to Custody Receipts of such Series and (iii) receipt by the Note Custodian of a written agreement on the part of such transferee that it agrees to indemnify the Note Custodian for any expenses or liability that may result from such transfer, the Note Custodian shall (A) execute and deliver to the transferee or transferees named in such Notice at the Note Custodian's Principal Office a new Custody Receipt or Receipts of the same Series and Class in Authorized Denomi nations, evidencing Initial Custody Receipt Balance or Initial Aggregate Class A-IO Custody Receipt Notional Amount, as the case may be, or portion thereof of the surrendered Custody Receipt so transferred, registered in the name or names of such transferee or transferees and (B) execute and deliver to the Owner of the surrendered Custody Receipt at the Note Custodian's Principal Office a new Custody Receipt or Receipts of the same Series and Class in Authorized Denominations evidencing the portion of Initial Custody Receipt Balance or Initial Aggregate Class A-IO Custody Receipt Notional Amount of the surrendered Custody Receipt not so transferred. Each Custody Receipt issued upon such a registration of transfer shall bear a registra tion number not assigned previously.

          (c) A Custody Receipt or Receipts may be exchanged for a Custody Receipt or Receipts of the same Series and Class evidencing in the aggregate the same Initial Custody Receipt Balance or Initial Aggregate Class A-IO Custody Receipt Notional Amount, but having different denominations, upon surrender of such Custody Receipt or Receipts to the
     Note   Custodian at the Note Custodian's Principal Office with the Notice of Transfer or Exchange for such Custody Receipt fully completed. The Note Custodian shall execute and deliver to the Owner of the exchanged Custody Receipt, at the Note Custodian's Principal Office, a Custody Receipt or Receipts of the same Series and Class, denominated in Authorized Denominations registered in the name of such

     Owner and bearing registration numbers not assigned previously.

          (d) The Note Custodian may require payment by the Owner of a Custody Receipt of a sum sufficient to cover any tax, governmental fee or other governmental charge that may be imposed in connection with any registration of a transfer or exchange of such Custody Receipt, and may require that such taxes, fees or other charges be paid prior to the issuance of a new Custody Receipt, and shall have no obligation to issue such new Custody Receipt in the absence of such payment. The Note Custodian may, but shall not be required to, issue or register the transfer of any Custody Receipt during any period when the related Trustee would not be required to issue or register the transfer of any related Underlying Security pursuant to the terms of the related Issuance Agreement.

          (e) The Note Custodian may treat the person in whose name a Custody Receipt is registered as the absolute owner thereof, for all purposes whatsoever, and shall not be bound or affected by any notice to the contrary, other than an order of a court having jurisdiction in the premises.

          (f) Whenever any Custody Receipt shall be delivered to the Note Custodian for registration of transfer, exchange or final payment, upon such registration of transfer, exchange or payment, the Note Custodian shall cancel such Custody Receipt, and shall maintain a record of such cancellation, in accordance with its standard procedures.

          (g) If so specified in the related Terms Agreement

               (i) Each Class A Custody Receipt and Class A-IO Custody Receipt is required to bear the following legend:

               "THIS [CLASS A CUSTODY RECEIPT/CLASS A-IO CUSTODY RECEIPT] HAS NOT BEEN REGISTERED UNDER THE SECURI TIES ACT OF 1933, AS AMENDED ("1933 ACT"), OR THE SECURITIES LAWS OR "BLUE SKY" LAWS OF ANY STATE AND HAS BEEN SOLD IN RELIANCE UPON AN EXEMPTION PROVIDED IN THE 1933 ACT AND APPLICABLE STATE SECURITIES AND BLUE SKY LAWS. THIS [CLASS A CUSTODY RECEIPT/CLASS A-IO CUSTODY RECEIPT] MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF (EACH A "TRANSFER") UNLESS REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES AND BLUE SKY LAWS OR UNLESS AN EXEMP TION FROM SUCH REGISTRATION IS AVAILABLE AND THE DEPOSITOR OR THE NOTE CUSTODIAN MAY, AS CONTEMPLATED IN THE MASTER CUSTODIAL AGREEMENT,

               REQUIRE AN OPINION OF COUNSEL TO SUCH EFFECT PRIOR TO EFFECTING ANY SUCH TRANSFER."

               (ii) No Class A Custody Receipt and Class A-IO Custody Receipt (or any interest therein) may be Trans ferred (including, without limitation, by pledge or hypothecation) except in accordance with the following restrictions:

               (a) no sale, assignment, pledge, hypothecation, transfer (each a "Transfer") of a Class A Custody Receipt or of a Class A-IO Custody Receipt or any beneficial interest therein will be made to any Person unless such Transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities law or is made in accordance with the 1933 Act and state laws. In the event of any such Transfer, (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Note Custodian, the Issuer, the Indenture Trustee, the Servicer and the Depositor shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Note Custodian, the Issuer, the Trustee, the Servicer, the Depositor and the Credit Enhancer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Note Custodian, the Issuer, the Trustee, the Servicer or the Depositor and (ii) the Note Custodian shall require the transferee to execute an Investment Letter (in substantially the form attached hereto as Exhibit 3) acceptable to and in form and substance reasonably satisfactory to the Note Custodian, the Issuer, the Trustee, the Servicer and the Depositor certifying to the Note Custodian, the Issuer, the Trustee, the Servicer and the Depositor the facts surrounding such transfer, which investment letter shall not be an expense of the Note Custodian, the Issuer, the Trustee, the Servicer and the Depositor;

               (b) the Holder of a Class A Custody Receipt or of a Class A-IO Custody Receipt desiring to effect a Transfer of a Class A Custody Receipt or of a Class A-IO Custody Receipt shall indemnify the Note Custodian, the Issuer, the Trustee, the Servicer and the Depositor against any liability that may result if the Transfer is not so exempt or is not made in accor dance with such federal and state laws; and

               (c) the Class A Custody Receipts and Class A-IO Custody Receipts may not be Transferred, directly or indirectly, to any Person unless such transferee certifies in an Officer's Certificate to the Issuer, the Depositor, the Note Custodian and the Trustee (and in a form reasonably acceptable to the Issuer, the Depositor and Trustee) that such Person is either (x) an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) and (7) under the 1933 Act (each an "institutional accredited investor"), (y) a Qualified Institutional Buyer as defined in Rule 144A under the 1933 Act, or (z) a Person (other than the Rating Agencies) involved in the organization and operation of the Issuer or an affiliate, as defined in Rule 405 under the 1933 Act, of such Person within the meaning of Rule 3a-7 under the 1940 Act, and, if requested by the Issuer or the Trustee, the transferee delivers an Opinion of Counsel to such effect.

               (iii) All Opinions of Counsel required in connec tion with any Transfer shall be by counsel reasonably acceptable to the Issuer, the Trustee and the Credit Enhancer. None of the Note Custodian, the Issuer or the Indenture Trustee is obligated to register the Custody Receipts or the related Underlying Securities under the 1933 Act or any other securities law. Any Transfer in violation of the provision hereof will be void ab initio.

      Section 2.06.  Deposits With Depositories.
                     --------------------------

          (a) Notwithstanding anything in this Custodial Agree ment to the contrary, to the extent Underlying Securities are eligible for deposit with a Depository, the Note Custodian may take delivery of the related Underlying Securities by transfer of such Underlying Securities to its account (or the account of its nominee or the nominee of its agent) with such Depository and may maintain such Underlying Securities on deposit with such Depository.

          (b) In the event the related Terms Agreement provides that one or both Classes of Custody Receipts will be Book Entry Custody Receipts, then such Class of Custody Receipts shall, upon original issuance, be issued in the form of one or more typewritten certificates representing such Class of Book-Entry Custody Receipts and shall be delivered to the Depository by, or on behalf of, the Depositor. The Book-Entry Custody Receipts shall initially be registered on the Custody Receipts Register in the name of the Depository or its nominee, and no Beneficial Owner of a Book-Entry Custody Receipt will receive a definitive certificate representing such Beneficial Owner's interest in a Book-Entry Custody Receipt except as provided in subsections (c) and (d) below. Unless and until definitive, fully registered Custody Receipts ("Definitive Custody Receipts") have been issued to

     Beneficial Owners of Custody Receipts pursuant to subsections (c)and
     (d) below:

               (i) the provisions of this Section 2.06(b) shall be in full force and effect;

               (ii) the Depositor and the Note Custodian may deal with the Depository which is the registered holder of the Custody Receipts for all purposes (including the making of distributions on the Custody Receipts) as the authorized representative of the Beneficial Owners of Custody Receipts;

               (iii) to the extent that the provisions of this Section 2.06(b) conflict with any other provisions of this Custodial Agreement, the provisions of this Section 2.06(b) shall control;

               (iv) the rights of Beneficial Owners of Custody Receipts shall be exercised only through the Depository which is the registered holder of the Custody Receipts and the Depository Participants and shall be limited to those established by law and agreement between such Beneficial Owners of Custody Receipts and the Deposi tory and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Custody Receipts are issued pursuant to subsection (c) below, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions on the Custody Receipts to such Depository Participants; and

               (v) Whenever a notice, report or other communica tion to the Beneficial Owners of Custody Receipts is required under this Custodial Agreement, unless and until Definitive Custody Receipts shall have been issued to Beneficial Owners of Custody Receipts pur suant to subsection (c) below, the Note Custodian shall give all such notices and communications specified herein to be given to Beneficial Owners of Custody Receipts to the Depository which is the registered holder of the Custody Receipts.

          (c) In the event that:

               (i) (A) the Depositor advises the Note Custodian in writing that the Depository which is the registered holder of the Custody Receipts is no longer willing or able to discharge properly its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor; or

               (ii) the Depositor, at its option, advises the Note Custodian in writing that it elects to terminate the book-entry system through the Depository; or

               (iii) after the occurrence of a default by the Servicer under the Servicing Agreement or an Event of Default under the Indenture, Beneficial Owners representing at least a majority of the aggregate outstanding principal amount of the Custody Receipts advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners;

the Note Custodian shall notify all Beneficial Owners, through the Depository which is the registered holder of the Custody Receipts, of the occurrence of any such event and of the avail ability of Definitive Custody Receipts to Beneficial Owners of Custody Receipts requesting the same. Upon surrender to the Note Custodian of the Custody Receipts by the Depository, accompanied by registration instructions from the Depository which is the registered holder of the Custody Receipts, the Note Custodian shall issue the Definitive Custody Receipts which shall be issued in Authorized Denominations. Neither the Depositor nor the Note Custodian shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in fully relying on, such instructions. The Depositor shall arrange for, and will bear the costs of, printing, issuance and delivery of any Definitive Custody Receipts.

          (d) Custody Receipts purchased by, or beneficial interests in Book-Entry Custody Receipts transferred to, institutional accredited investors will be evidenced by Definitive Custody Receipts, registered in the name of the purchaser thereof or any nominee of such purchaser. Definitive Custody Receipts will be issued to a Beneficial Owner (or its nominee) at any time (subject to the rules and procedures of DTC) upon the request to the Custodian by such Beneficial Owner that its interest in a Book-Entry Custody Receipt be exchanged for a Definitive Custody Receipt or Custody Receipts.

     SECTION 2.07  Payment on Custody Receipts.  So long as the Note Custodian
                   ---------------------------
is the registered holder of the Class A Notes, the Note Custodian shall, on each Payment Date, make the following payment to Holders of Custody Receipts to the extent of Custody Receipt Available Funds for such Payment Date in the following order of priority:

       (i) to the Holders of Class A Custody Receipts and Class A-IO, Custody Receipts the Class A Custody Receipt Interest Distribution and the Class A-IO Custody Receipt Interest Distribution, respectively (any shortfall being allocated between each such Class of Custody Receipts based on the total amount each such Class would otherwise have been entitled to);

       (ii) to the Holders of the Class A Custody Receipts, any Unpaid Principal Shortfall due and payable in respect of the Class A Custody Receipts;

       (iii) to the Holders of the Class A Custody Receipts, an amount up to the Scheduled Principal Amount until the Aggregate Outstanding Principal Amount of the Class A Custody Receipts is reduced to zero;

       (iv) pro rata in proportion to the aggregate amount scheduled to be distributed to each class pursuant to this clause, (A) to the Holders of Class A Custody Receipts, all accrued and unpaid Class A Custody Receipt Yield Maintenance Amounts, if any, payable to the Holders of the Class A Custody Receipts as of any Payment Date prior to the current Payment Date and unpaid as of the current Payment Date and (B) to the Holders of Class A-IO Custody Receipt, all accrued and unpaid Class A-IO Custody Receipts Yield Maintenance Amounts, if any, payable to the Holders of the Class A-IO Custody Receipts as of any Payment Date prior to the current Payment Date and unpaid as of the current Payment Date, but only to the extent such Class A Custody Receipt Yield Maintenance Amounts and Class A-IO Custody Receipt Yield Maintenance Amounts have been collected; and

       (v) pro rata in proportion to the aggregate amount scheduled to be distributed to each class pursuant to this clause, (A) to the Holders of Class A Custody Receipts, any Class A Custody Receipt Yield Maintenance Amounts, if any, payable as a result of the prepayment of a Loan or Loans or the acceleration of a Defaulted Loan or Defaulted Loans in the related Prepayment Period and, (B) to the Holders of the Class A-IO Custody Receipts, any Class A-IO Custody Receipt Yield Maintenance Amounts, if any, payable as a result of the prepayment of a Loan or Loans or the acceleration of a Defaulted Loan or Defaulted Loans in the related Due Period, but only to the extent such Class A Custody Receipt Yield Maintenance Amounts and Class A-IO Custody Receipt Yield Maintenance Amounts have been collected.


                                  ARTICLE III

                      ADMINISTRATION AND CUSTODY ACCOUNTS

     Section 3.01.  Payments in Respect of the Underlying Securities.
                    ------------------------------------------------

          (a) Unless otherwise provided in the related Terms Agreement, the Note Custodian shall remit to the Owners of Class A Custody Receipts on the Record Date preceding any Payment Date, other than the final Payment Date, the Class A

     Distribution Amount with respect to such Payment Date, on each Payment Date. The Note Custodian shall remit to the Owners of Class A-IO Custody Receipts on the Record Date preceding any Payment Date, other than the final Payment Date, the Class A-IO Custody Receipt Interest Distribution and the Class A-IO Custody Receipt Yield Maintenance Amount (to the extent received) with respect to such Payment Date. The Class A Distribution Amount, the Class A-IO Custody Receipt Interest Distribution and the Class A-IO Custody Receipt Yield Maintenance Amount shall be paid to Owners of Custody Receipts of the related class pro rata based on the Initial Custody Receipt Balance or Initial Aggregate Class A-IO Custody Receipt Notional Amount of the Custody Receipts held by such Owners.

          (b) The Note Custodian (or its agent) shall duly present (or cause to be presented) each related Underlying Security for payment on or prior to its final Payment Date in accordance with the provisions of the related Underlying Security and the related Issuance Agreement. Upon receipt of such payment, the Note Custodian shall, on the Business Day following receipt of such payment, remit to the Owners of Class A Custody Receipts and Class A-IO Custody Receipts, on the date set by the related Issuance Agreement (initially, as set forth in the related Terms Agreement) as the date for determining the person to whom such payment shall be paid, the final Class A Distribution Amount, the final Class A-IO Custody Receipt Interest Distribution Amount and the final Class A-IO Custody Receipt Yield Maintenance Amount (to the extent received) with respect such Payment Date for such Class of Custody Receipts. The final Class A Distribution Amount, the final Class A-IO Custody Receipt Interest Distribution and the final Class A-IO Custody Receipt Yield Maintenance Amount shall be paid to Owners of Custody Receipts of the related class pro rata based on the Initial Custody Receipt Balance or Initial Aggregate Class A-IO Custody Receipt Notional Amount of the Custody Receipts held by such Owners.

          (c) Payments to an Owner pursuant to Sections 3.01(a) and 3.01(b) shall be made by bank check payable in currency of the United States of America sent by Mail to such Owner at the address shown on the related Custody Receipt Register or by such other method as may be requested in writing by an Owner and consented to by the Note Custodian; provided that payments with respect to Custody Receipts on deposit with a Depository will be made in accordance with the procedures of such Depository. Notwithstanding the preceding sentence, in the event that the related Issuance Agreement requires (initially, as set forth in the related Terms Agreement) the presentment of the related Underlying Securities as a condi tion to receipt of any payment (including a redemption pay ment contemplated by Section 3.02 hereof) then, likewise, any payment received by the Note Custodian upon such presentment shall be remitted, in accordance with the terms of this Custodial Agreement, by the Note Custodian to the Owners of the Class A Custody Receipts and the Owners of the Class A-IO Custody Receipts evidencing such Underlying Securities upon presentation of such Custody Receipt at the Note Custodian's Principal Office.

          (d) Neither the Depositor nor the Note Custodian shall have any obligation to advance its own funds to make any payment to any Owner.

      Section 3.02.  Redemptions; Notices; Consents to Amendments to Issuance
                     --------------------------------------------------------
Agreements.
----------

          (a) Upon receipt of any notice of redemption of a related Underlying Security, the Note Custodian shall promptly forward a copy of such notice by Mail to the Owners of the Class A Custody Receipts and the Owners of the Class A-IO Custody Receipts evidencing such Underlying Security. Upon receipt of any such notice, the Note Custodian (or its agent) shall present the Underlying Security so called for redemption on or prior to the date of such redemption to the related Trustee on behalf of such Owners for redemption in accordance with the terms of such notice and, if applicable, the related Issuance Agreement. The redemption price received by the Note Custodian shall be paid to such Owners in accordance with the provisions of
     Section 3.01 hereof.

          (b) Upon receipt from a Trustee of any other notice with respect to a related Underlying Security, the Note Custodian shall promptly transmit a copy of such notice by Mail to the Owners of the Class A Custody Receipts evidencing such Underlying Security and the Owners of the Class A-IO Custody Receipts evidencing such Underlying Security. For such purpose, the Note Custodian shall consider the date of the receipt of any such notice as the record date for the purpose of determining the Owners of record to whom such notices shall be transmitted. In the event such notice requests or requires any vote, action or consent by the holder of any related Underlying Security, the Note Custodian shall no later than the Business Day following receipt of such notice, Mail to the Owners of the Class A Custody Receipts and Owners of Class A-IO Custody Receipts evidencing such Underlying Security a letter of direction with respect to such vote, action or consent, returnable to the Note Custodian, and subject to Section 3.02(c), the Note Custodian shall vote such Underlying Security in accordance with such letters of direction proportionately based on the Voting Rights of the related Owners. The Note Custodian shall not vote, take any action or consent except in accordance with such letters of direction. Any record date established by such notice for purposes specified in such notice shall be the record date for the purpose of determining the Owners of record for such purposes. If no record date is established by the Related Trustee, the date such notice is received by the Note Custodian shall be the record date.

          (c) Notwithstanding Section 3.02(b), without the consent of all of the Owners of the Class A-IO Custody Receipts of any Series, neither the Note Custodian nor the Owners of the Class A Custody Receipts of such Series shall vote or consent to any amendments to the related Issuance Agreement or any other actions which would reduce the amount of or change the timing of or currency of any amounts to be paid to Owners of Class A-IO Custody Receipts of such Series.

          (d) The Note Custodian shall promptly transmit by hand or telecopy to the Depositor a copy of any notice received from a Trustee with respect to any Underlying Securities.

      Section 3.03.  Statements to Owners.  (a) With each distri bution on the
                     --------------------
Custody Receipts of any Series the Note Custodian shall prepare and forward by Mail (together with a copy of any report relating to a Payment Date received by the Note Custodian from the related Trustee pursuant to the related Issuance Agreement) a statement to the Rating Agencies and each Owner of Custody Receipts of such Series stating:

          (i) the Class A Distribution Amount, the Scheduled Principal Amount and the Class A Custody Receipt Interest Distribution distributable with respect to the related Payment Date to the Owner of a Class A Custody Receipt of such Series in the denomination of $100,000;

          (ii) the Class A-IO Custody Receipt Interest Distribu tion and any Class A-IO Custody Receipt Yield Maintenance Amount distributable with respect to the related Payment Date to the Owner of a Class A-IO Custody Receipt of such Series in the notional amount of $100,000;

          (iii) the aggregate outstanding principal balance of the related Underlying Securities evidenced by the Custody Receipts of such Series after giving effect to the Scheduled Principal Amount distributed thereon on the related Payment Date.

     (b) The Note Custodian shall prepare and file all federal, state and local tax and information returns and reports required to be filed with respect to the custody arrangement created pursuant to the Custodial Agreement and, in connection with any such filing, shall assume that such arrangement constitutes a device to facilitate the creation of "stripped coupons" from the Underlying Securities within the meaning of section 1286 of the

Code. Consistent with the above treatment, the Custodian shall, within a reasonable time after the end of each calendar year, furnish to each Owner such information which is necessary, or required by federal, state and local tax law, to enable such Owners to prepare their tax returns and properly account for their allocable share of income from the Underlying Securities.

      Section 3.04.  Defaults.
                     --------

          (a) The Note Custodian is not authorized hereunder to proceed against any Servicer or any Trustee in the event of a default under the related Issuance Agreement and has no power or obligation hereunder to assert any of the rights and privileges of the related Owners.

          (b) In the event of any default in payment by an Issuer or Trustee, as the case may be, or any Servicer default or similar event with respect to an Issuer, a Trustee or a Servicer, as the case may be, each related Owner will have the right to direct the Note Custodian to take specific actions on behalf of such Owner pursuant to Section 3.04(c) hereof. Such Owner will not be required to act in concert with the Note Custodian (unless such Owner so directs) or other related Owners. The Note Custodian shall take such actions as reasonably directed by the Owners in accordance with their respective Voting Rights. The issuance of a Custody Receipt of a Series and Class shall not in any manner: (i) alter, modify or increase the rights of the Owner of such Custody Receipt with respect to the related Underlying Securities evidenced by such Custody Receipt (provided that payments in respect of such related Underlying Securities shall be paid to such Owner as provided herein), (ii) grant to any Owners of Custody Receipts of any other Series or Class rights with respect to such Custody Receipt or the related Underlying Securities evidenced thereby or (iii) grant to such Owner, through ownership of such Custody Receipt, any rights with respect to any other Custody Receipt or the related Underlying Securities evidenced thereby. The parties hereto understand and the agree that the Owners of Custody Receipts of a Series are the beneficial owners of the related Underlying Securities evidenced thereby on the terms and conditions set forth herein and in the related Terms Agreement (but shall have no interest in any Underlying Securities evidenced by Custody Receipts of another series) and that the Note Custodian shall hold Underlying Securities as custodian for the Owners of Custody Receipts evidencing such Underlying Securities.

          (c) Notwithstanding anything in this Section 3.04 to the contrary, the Note Custodian, shall have no obligation to undertake to perform any ministerial acts unless it has received from the Owners requesting such action indemnity satisfactory to it against all costs, losses, liabilities and expenses (including legal fees and expenses) and such requests have been confirmed in writing.

          (d) The Note Custodian shall have no obligation to notify the Depositor or any Owner of any default in payment by an Issuer or Trustee, as the case may be, or any Servicer default or similar event with respect to an Issuer, a Trustee or a Servicer, and shall not be deemed to have knowledge thereof unless an Authorized Officer of the Note Custodian has actual knowledge thereof or is informed thereof in writing.

          (e) In the event that the Note Custodian fails to distribute the Class A Distribution Amount, the Class A-IO Custody Receipt Interest Distribution or the Class A-IO Yield Maintenance Amount within 3 days following receipt of the full amount required to be distributed on the related Underlying Securities, Owners of Custody Receipts evidencing more than 50% of Voting Rights may terminate the Note Custodian as custodian hereunder. The provisions of Section 4.02 hereof relating to appointment of a successor custodian in the event of a removal of the Note Custodian by the Owners of Custody Receipts shall apply in the event of a termination of the Note Custodian pursuant to this Section 3.04(e).

      Section 3.05.  Unclaimed Monies.  In the event any monies to be paid to an
                     ----------------
Owner of a Custody Receipt in respect of the final payment thereof remains unclaimed, the Note Custodian shall segregate and hold such monies in a subaccount within the related Custody Account, without liability for interest thereon, for the account of the Owner entitled thereto. Such monies shall not be invested by the Note Custodian, but shall be held in trust for the benefit of such Owner. All such monies that remain in any such subaccount on the date that is two (2) years and eleven (11) months after the date on which such monies were originally due, and as to which such Owner has not indicated an interest as evidenced by a memorandum on file with the Note Custodian, shall be disbursed to the Depositor and such Owner shall thereafter look only to the Depositor for payment.

      Section 3.06.  Obligation of Owners With Respect to Certain Taxes and
                     ------------------------------------------------------
Filings.  If any tax or other governmental charge shall become payable by or on
-------
behalf of the Note Custodian, including any tax or charge required to be withheld from any payment to or by the Note Custodian under the provisions of any applicable law or regulation, with respect to any Custody Receipt or any related Underlying Security, such tax or charge shall be payable by the Owner of such Custody Receipt (in the case of any tax or charge with respect to such Custody Receipt) or by the Owners of the related Class A and Class A-IO Custody Receipts in proportion to their respective share of the interest payable on such related

Underlying Security (in the case of any tax or charge with respect to such related Underlying Security) and may, following written notice from the Note Custodian to such Owner, be withheld by the Note Custodian.

      Section 3.07.  Transfers of Related Underlying Securities by Note
                     --------------------------------------------------
Custodian.  The Note Custodian shall hold the related Underlying Securities in
---------
custody only and shall not assign, transfer, pledge, set off or otherwise dispose of any Underlying Security or any interest therein except as specifically provided hereunder or as required by an order of a court having jurisdiction in the premises.

      Section 3.08.  Termination of Custody Accounts.  The Note Custodian shall
                     -------------------------------
maintain in a Custody Account each related Under lying Security until payment of all amounts in respect of such related Underlying Security in full, on its expected final pay ment date or earlier redemption. The Note Custodian hereby disclaims any equitable or beneficial interest in the Underlying Securities. No Underlying Security will be available to the Note Custodian for its own use or profit, nor will any Underlying Security be deemed part of the general assets of the Note Custodian or be reflected as an asset of the Note Custodian on any balance sheet or similar document prepared by the Note Custodian in its individual capacity. The Underlying Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Note Custodian.


                                   ARTICLE IV

                               THE NOTE CUSTODIAN

      Section 4.01.  Standard of Liability.
                     ---------------------

          (a) The Note Custodian shall not be liable under this Custodial Agreement other than by reason of bad faith or gross negligence in the performance of such duties as are specifically set forth in this Custodial Agreement. The Note Custodian shall not be liable for any damages resulting from any distribution from a related Custody Account to an Owner at the address of record of such Owner in the related Custody Receipts Register. The Note Custodian shall not be liable for any action taken or inaction by it in reliance upon the written opinion of its legal counsel or the written advice of its accountants. The Note Custodian may request and conclusively rely and shall be fully protected in acting in reliance upon any written notice, request, direction or other document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (b) The Depositor agrees to indemnify the Note Custodian and any of its agents, officers, directors or employees for, and to hold them harmless against any cost, loss, liability or expense, including legal fees and expenses incurred without their own gross negligence or bad faith, arising, directly or indirectly, out of, relating to, or in connection with the acceptance, administration or performance of their duties, or the duties of the Note Custodian, as well as the costs and expenses of defending themselves against any action, suit, or other proceeding involving any claim or liability arising directly or indirectly, out of, relating to or in connection with the exercise or performance of any of their powers or duties hereunder. Notwithstanding any provisions of this Agreement to the contrary, the obligations of the Depositor to indemnify the Note Custodian and its agents, officers, directors and employees under this Section 4.01 shall survive the resignation or removal of the Note Custodian or the termination of this Custodial Agreement.

          (c) The Note Custodian shall have no duties or responsibilities other than those expressly set forth herein. No implied duties or obligations shall be read into this Custodial Agreement against the Note Custodian.
     The Note Custodian shall be under no liability to any party hereto, or to any Owner, by reason of any failure on the part of the Depositor or any maker, guarantor, endorser or other signatory of any document or instrument, including any Underlying Security, or any other person to perform such person's obligations under any such document or instrument. Except for amendments to this Custodial Agreement referred to below, and except for instructions, notices or demands to the Note Custodian under this Custodial Agreement, the Note Custodian shall not be obligated to recognize any agreement between the Depositor and any Owner, or between any Owner and any other person or entity, notwithstanding that references thereto may be made hard; and whether or not it has knowledge thereof.

          (d) In the absence of gross negligence or bad faith on the part of the Note Custodian, the Note Custodian may rely conclusively and shall be fully protected in acting upon any order, notice, demand, certificate, opinion of counsel (including counsel chosen by the Note Custodian), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth, completeness and acceptability of any information therein contained) which is believed by the Note Custodian to be genuine and, without independent investigation, to be correct and to be signed or presented by the proper person or persons.

          (e) The Note Custodian shall not be responsible for the sufficiency or accuracy, the form or the execution, valid ity, value or genuineness of any document or property received or held by it hereunder, including without limita tion any Underlying Securities, or the authority of the Depositor in executing this Custodial Agreement.

          (f) ANY ACTION OR PROCEEDING ALLEGING ANY BREACH BY THE NOTE CUSTODIAN OF ITS DUTIES UNDER THIS CUSTODIAL AGREEMENT SHALL BE PROSECUTED ONLY IN A STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK, COUNTY OF NEW YORK. THE NOTE CUSTODIAN SHALL HAVE THE RIGHT AT ANY TIME TO SEEK INSTRUCTIONS FROM ANY COURT OF COMPETENT JURISDICTION.

          (g) No provision of this Custodial Agreement shall require the Note Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights and powers hereunder, and the Note Custodian shall not be required to take any action which, in the Note Custodian's sole and absolute judgment, could involve it in expense or liability unless furnished with security and indemnity which the Note Custodian deems, in its sole and absolute discretion, to be satisfactory.

          (h) The Note Custodian does not have any equitable or beneficial interest in the Underlying Securities deposited with it hereunder but is serving as custodian only and having only possession and legal title thereof. The Note Custodian makes no representation as to the validity, value, genuineness or collectibility of any Underlying Security or other document or instrument held by or delivered to it. The Note Custodian shall not be called upon to advise any Owner as to the wisdom in selling or retaining or taking or refraining from taking any action with respect to any Underlying Security or other property deposited hereunder.

          (i) The Note Custodian shall be deemed to have exercised reasonable care in the custody and preservation of the Underlying Securities in its possession if the Underlying Securities are accorded treatment substantially equal to that which a prudent person accords its own property, it being understood that, except as expressly provided herein, the Note Custodian shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Underlying Security, whether or not the Note Custodian has or is deemed to have knowledge of such matter, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Underlying Securities.

      Section 4.02.  Resignation and Removal of the Note Custodian; Appointment
                     ----------------------------------------------------------
of Successor.
------------

     (a) The Note Custodian may resign with respect to all of its duties hereunder at any time by written notice thereof delivered to the Depositor and given by Mail to each Owner, such resigna tion to take effect upon the appointment of a successor Note Custodian and its acceptance of such appointment as hereinafter provided. Upon 30 days' written notice to the Note Custodian, either the Depositor or the Owners of Custody Receipts of a Series evidencing Voting Rights at least 66-2/3% of the Voting Rights allocated to the Class A Custody Receipts and to the Class A-IO Custody Receipts of a Series may remove the Note Custodian with respect to such Series of Custody Receipts, in which event the Depositor may appoint a successor Note Custodian with respect to such Series of Custody Receipts meeting the qualifications set forth in the next succeeding paragraph. In the event of such removal or resignation, the Note Custodian shall pay over to its successor Note Custodian any fees or charges previously paid to the Note Custodian with respect to such Series of Custody Receipts in respect of duties not yet performed under this Custodial Agreement which remain to be performed by a successor Note Custodian. No resignation or removal of the Note Custodian shall be effective until the appointment of a successor Note Custodian and its acceptance of such appointment as hereinafter provided.

     (b) In case at any time the Note Custodian acting hereunder shall resign or be removed in respect of any Series of Custody Receipts, the Depositor shall, within 90 days after the delivery of the notice of resignation, appoint a successor Note Custodian in respect of such Series of Custody Receipts. Any successor Note Custodian shall be (i) a bank or trust company having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000 and (ii) an Eligible Institution whose long-term unsecured debt or bank deposits are rated at least Baa3 (or the equivalent) by Duff & Phelps, Moody's and S&P and, if not rated by Duff & Phelps, by Moody's and S&P. If no successor Note Custodian has been appointed within such 90 days, the resigning Note Custodian may petition any court of competent jurisdiction for the appointment of a successor Note Custodian.

     (c) In the event of removal or resignation of the Note Custodian in respect of any Series of Custody Receipts, the fees of a successor Note Custodian shall be borne by the Depositor in accordance with the Fee Letter (except if the Note Custodian is removed by the Owners (other than the Credit Enhancer in which case such fees shall be borne by the Depositor), in which case the fees of a successor Note Custodian are required to be borne by the Owners voting in favor of removing the Note Custodian). Any successor Note Custodian shall execute and deliver to its predecessor and to the Depositor an instrument in writing accepting its appointment hereunder, and thereupon such successor Note Custodian, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Note Custodian under this Custodial Agreement with respect to such Series of Custody Receipts, and such predecessor, upon payment of all sums due it and on the written request of the Depositor shall execute and deliver an instrument transferring to such successor all rights, obligations and powers of such predecessor hereunder with respect to such Series of Custody Receipts, and shall duly assign, transfer and deliver all right, title and interest in the related Custody Account and all records relating thereto to such successor. Any successor Note Custodian with respect to a Series of Custody Receipts shall promptly give notice of its appointment to the related Owners by Mail.

     (d) Any corporation into or with which the Note Custodian may be merged, consolidated or converted or any transferee of all or substantially all of the Note Custodian's corporate trust business shall be the successor of such Note Custodian without the execution or filing of any document or any further act.

      Section 4.03.  Charges and Expenses.  Except as expressly provided in this
                     --------------------
Custodial Agreement, no charges or expenses of the Note Custodian or any other person shall be payable by or withheld from any Owner. The Depositor shall be responsible for the fees and expenses of the Note Custodian as provided in the Fee Letter.

      Section 4.04.  Limitation of Liability.  It is expressly understood and
                     -----------------------
agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Note Custodian, in the exercise of the powers and authority conferred and vested in it and (b) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Depositor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Depositor under this Agreement.

      Section 4.05.  Non-Petition.  None of the Note Custodian or any Owner of
                     ------------
Custody Receipts shall, prior to the date that is one year and one day after the payment in full of all Custody Receipts, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any Bankruptcy Law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of the property of either, or ordering the winding up or liquidation of the affairs of the Depositor.

                                   ARTICLE V

                                 MISCELLANEOUS

      Section 5.01.  Amendments, Etc.  Without notice to or con sent of any
                     ---------------
Owners, any provisions of this Custodial Agreement may be amended (i) to cure any formal defect, omission, incon sistency or ambiguity in this Custodial Agreement, (ii) to add to the covenants and agreements of the Note Custodian or the Depositor or to surrender any right or power herein conferred upon the Note Custodian or the Depositor, (iii) to effectuate the assignment of the Note Custodian's rights and duties hereunder to a qualified successor as provided herein, or (iv) to modify, alter, amend or supplement this Custodial Agreement in any other respect not inconsistent herewith which, in the opinion of counsel acceptable to the Note Custodian, is not adverse to the Note Custodian or any of the Owners. Except for amendments made pursuant to clause (i), (ii), (iii) or
(iv) above, no amendment affecting the Owners of Custody Receipts of any class of any Series may be made to this Custodial Agreement without the consent of Owners of Custody Receipts of such class evidencing at least 66-2/3% of the Voting Rights allocated to such class, pro vided that no amendment may be made which would (i) reduce the Voting Rights or the amount or change timing or currency of any payments to be made to the Owners of any Class of Custody Receipts without the consent of each Owner affected thereby or (ii) modify any of the provisions of this Section 5.01 except to provide that certain other provisions of this Custodial Agreement cannot be modified without the consent of any Owner affected thereby. No amendment or waiver of any provision of this Custodial Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by the Note Custodian and the Depositor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that the Note Custodian shall have no duty to sign any amendment, waiver or consent which affects its rights and powers under this Agreement. In connection with any amendment pursuant to this Section, the Note Custodian shall send to the Rating Agencies a copy of each proposed amendment prior to its adoption and a copy of each executed amendment.

      Section 5.02.  Counterparts.  This Custodial Agreement may be executed in
                     ------------
any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Copies of this Custodial Agreement shall be filed with the Note Custodian and shall be open to inspection at reasonable times during business hours at the Note Custodian's Principal Office by any Owner upon prior written notice.

      Section 5.03.  Exclusive Benefit of Parties; Effective Date. This
                     --------------------------------------------
Custodial Agreement is for the exclusive benefit of the Note Custodian, the Depositor and the Owners of the Custody Receipts from time to time, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. The Owners shall be the beneficiaries of this Custodial Agreement and, pursuant to the terms of the Custody Receipts, shall acknowledge and accept all of the terms and conditions and agree to be bound by all of the provisions hereof and of the Custody Receipts by acceptance of delivery of the Custody Receipts without the necessity of any written acknowledgement or signature. This Custodial Agreement shall become effective as to the Note Custodian upon execution of this Custodial Agreement.

      Section 5.04.  Invalidity of Provisions.  In case any one or more of the
                     ------------------------
provisions contained in this Custodial Agreement or in the Custody Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforce ability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

      Section 5.05.  Notices.  Notices given owners shall be given by Mail and
                     -------
shall be effective two Business Days following the date postmarked. All other communications shall be mailed or delivered as follows:

     (a) To the Depositor:          ORINDA MANAGEMENT COMPANY
                                    2 Wall Street
                                    New York, New York 10005

                                    Attention:  Peter Sorensen

     (b) To the Note Custodian:     BANKERS TRUST COMPANY
                                    Four Albany Street
                                    New York, New York  10006
                                    Attention:  Corporate Trust
                                    and Agency Group - Structured Finance Team

or as to each party at such other address as shall be designated by such party in a written notice to the other parties.

     Any communication so addressed and mailed or delivered to the Depositor or the Note Custodian shall be deemed to be given when received, and any notice sent by telecopy shall be deemed to be given when receipt of such transmission is acknowledged, and any communication delivered in person shall be deemed to be given when receipted for or actually received by an authorized officer of the recipient.

      Section 5.06.  Business Day.  In any case where the date on which any
                     ------------
action is required to be taken hereunder shall not be a

Business Day, then such action shall be taken on the next succeeding Business Day with the same force and effect as if made on the date that such action is otherwise required to be taken hereunder.

      Section 5.07.  Term of Agreement.  Whenever the Underlying Securities of a
                     -----------------
Series have been paid in full on an expected final payment date or earlier redemption and the Owners of the Class A and Class A-IO Custody Receipts of such Series have received all the amounts to which they are entitled, this Agree ment shall terminate with respect to such Series.

     The bankruptcy, death or other incapacity of any or all Owners of Class A or Class A-IO Custody Receipts shall not operate to terminate this Custodial Agreement, nor entitle any such Owner's legal representatives or heirs to claim an account ing or to take any action or proceeding in any court for a partition or winding up of the custodial arrangement created by this Custodial Agreement, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of the Owners of the Class A or Class A-IO Custody Receipts.

      Section 5.08.  Governing Law.  THIS CUSTODIAL AGREEMENT AND THE CUSTODY
                     -------------
RECEIPTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      Section 5.09.  Headings.  The headings of articles and sections in this
                     --------
Custodial Agreement have been inserted and the table of contents has been provided for convenience only and are not to be regarded as a part of this Custodial Agreement or to have any bearing upon the meaning or interpretation of any provision contained herein.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Master Custodial Agreement, all as of the day and year first above mentioned.

                              ORINDA MANAGEMENT COMPANY,
                              as Depositor


                              By: /s/ David L. Elder
                                 -----------------------------
                                 Name: David L. Elder
                                 Title: President


                              BANKERS TRUST COMPANY,
                              not in its individual capacity,
                              but solely as Note Custodian


                              By: /s/ Marie C. Rasch
                                 -------------------------------
                                 Name: Marie C. Rasch
                                 Title: Vice President

                                   APPENDIX A

                                  DEFINITIONS

     The definitions contained herein are incorporated into and made a part of the Private Placement Memorandum, the Indenture, the Custodial Agreement and the Servicing Agreement each as defined below.

     Acceleration Date shall mean the date on which occurs the acceleration of
     -----------------
the maturity of the Notes pursuant to Section 7.2 of the Indenture.

     Account shall mean any account or fund, and any subaccount thereof,
     -------
established under Article V of the Indenture.

     Accounting Date shall mean with respect to a Payment Date the fifth
     ---------------
Business Day preceding such Payment Date.

     Accrual Period shall mean with respect to any Payment Date, the period from
     --------------
and including the first day of the calendar month preceding the month in which such Payment Date occurs through and including the last day of such month.

     Affiliate shall mean with respect to any Person, any other Person directly
     ---------
or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Notional Amount shall mean as of any date of determination with
     -------------------------
respect to the Class A-IO Custody Receipts, the Initial Aggregate Notional Amount of the Class A-IO Custody Receipts, less any payment of principal paid to the Class A-2 Notes prior to such date of determination.

     Aggregate Outstanding Principal Amount shall mean as of any date of
     --------------------------------------
determination, (i) with respect to the Notes, the Initial Aggregate Principal Amount of all Notes less any payment of principal on such Notes prior to such date of determination, (ii) with respect to any class of Notes, the Initial Aggregate Principal Amount of all Notes of such class, less any payment of principal on such Notes prior to such date of determination and (iii) with respect to the Loans, the aggregate Loan Balances of all Loans at such date of determination.

     Assigned Assets shall mean the Loans and related Loan Collateral, together
     ---------------
with all interest accrued thereon from and including the Cut Off Date to but not including the Closing Date

(but not including Pre-Cut Off Date Loan Payments) and all escrow deposits relating thereto.

     Assignment of Leasehold Mortgage shall mean with respect to each Leasehold
     --------------------------------
Mortgage, the one or more executed original assignments in recordable form evidencing the assignment of the related Leasehold Mortgage from the Seller to the Issuer and from the Issuer to the Indenture Trustee for the benefit of the Noteholders and the Credit Enhancer.

     Atherton shall mean Atherton Capital Incorporated, a Delaware corporation.
     --------

     Atherton Loan Sale and Purchase Agreement shall mean the Loan Sale and
     -----------------------------------------
Purchase Agreement, dated March 14, 1997 between Atherton, as seller, and the Managing Member, as purchaser, with respect to the Loans, as the same may be amended or supplemented from time to time.

     Authorized Officer (i) in the case of the Issuer, shall mean the Managing
     ------------------
Member, (ii) in the case of the Servicing Advisor or the Managing Member, shall mean any Vice President or more senior officer, (iii) in the case of the Servicer, shall mean any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Servicer customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Servicing Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, (iv) in the case of any Prospective Owner or any transferor or prospective transferee of Class C Notes, shall mean any Vice President or more senior officer, and (v) in the case of the Indenture Trustee, shall mean a trust officer or other officer in the Corporate Trust Department of the Indenture Trustee customarily performing functions similar to those of a trust officer.

     Available Funds shall mean with respect to a Payment Date, (i) any and all
     ---------------
amounts held in the Collection Account (other than with respect to Loan prepayments or payments made in respect of Defaulted Loans) on the related Accounting Date which were due in the related Due Period or any prior Due Period, (ii) with respect to any Loan prepayment (or repurchase) or payment made in respect of a Defaulted Loan received during the related Due Period or any prior Due Period (to the extent not distributed on the related Payment Date), the Prepayment Amount relating thereto (in the case of a Defaulted Loan, to the extent actually received), and (iii) any and all Insured Payments received by the Indenture Trustee on or before 12:00 noon on such Payment Date and held in the Collection Account or for deposit in the

Collection Account or distribution in accordance with the Indenture; provided, however, that Available Funds shall not include any Early Payments held in the Collection Amount.

     Bankruptcy Law shall mean any bankruptcy, reorganization, compromise,
     --------------
arrangement, insolvency, readjustment of debt, dissolution, or liquidation or similar law, whether now or hereafter in effect.

     Basic Documents shall mean the Limited Liability Company Agreement, the
     ---------------
Certificate of Formation, the Indenture, the Servicing Agreement, the Custodial Agreement and other documents and certificates delivered in connection with any of the above.

     Borrower shall mean the party executing a Promissory Note to evidence its
     --------
obligations thereunder, and its successors and assigns.

     Business Day shall mean any day that is not a Saturday, Sunday or a day on
     ------------
which banking institutions located in the City of New York, New York, in Wilmington, Delaware or in the city and state where the principal offices of each of the Indenture Trustee and the Servicer are located, are authorized or obligated by law or executive order to be closed.

     Cash Equivalent Investments means, at any time:
     ---------------------------

          (a) any evidence of direct indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States government;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by a corporation organized under the laws of any state of the United States and rated at least A-1/P-1 (or the equivalent) by Duff & Phelps, Moody's and S&P and, if not rated by Duff & Phelps, by Moody's and S&P;

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000 that has a long-term debt rating of at least A+ (or the equivalent) by Duff & Phelps, Moody's and S&P and, if not rated by Duff & Phelps, by Moody's and S&P, or (ii) a commercial banking institution that is organized in a jurisdiction outside the United States and has a combined capital and surplus and undivided profits of not less than $500,000,000 that has a long-term debt rating of at least A+ (or the equivalent) by Duff & Phelps, Moody's and S&P and, if not rated by Duff & Phelps, by Moody's and S&P; or

          (d) any money market mutual fund having a rating in the highest investment category from Duff & Phelps, Moody's and S&P and, if not rated by Duff & Phelps, by Moody's and S&P at the time of the purchase of such money market fund, including any funds for which the Servicer may be a manager.

     Class A Custody Receipt shall mean each Class A Custody Receipt issued
     -----------------------
pursuant to Article II of the Custodial Agreement.

     Class A Custody Receipt Interest Distribution shall mean with respect to
     ---------------------------------------------
the Class A Custody Receipts on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A Custody Receipt Interest Rate on the sum of (i) the Custody Receipt Balance of the Class A Custody Receipts on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class A Custody Receipt Interest Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class A Custody Receipt Interest Rate for prior Payment Dates.

     Class A Custody Receipt Interest Rate shall mean a rate equal to 7.200% per
     -------------------------------------
annum.

     Class A Custody Receipt Yield Maintenance Amount shall mean with respect to
     ------------------------------------------------
each Payment Date the present value, using the Reinvestment Yield as a discount rate, of a series of monthly interest cash flows from the immediately succeeding Payment Date to the Expected Maturity of the Class A Notes calculated using as a balance the lesser of (a) the sum of (i) the amount of the Loan Reduction Amount (other than with respect to any scheduled Principal Payments) allocated to the Class A-1 Notes and (ii) the amount of the Loan Reduction Amount (other than with respect to any scheduled Principal Payments) allocated to the Class A-2 Notes, or (b) the Outstanding Custody Receipt Balance, each immediately prior to such Payment Date, and using as a coupon the excess of the Class A Custody Receipt Interest Rate over the Reinvestment Yield (compounding monthly).

     Class A Note Rate  shall mean a rate equal to weighted average of the Class
     ------------------
A-1 Note Rate and the Class A-2 Note Rate weighted on the basis of the Aggregate Outstanding Principal Amount of the Class A-1 Notes and the Aggregate Outstanding Principal Amount of the Class A-2 Notes, respectively.

     Class A Notes shall mean the Class A-1 Notes and the Class A-2 Notes.
     -------------

     Class A-1 Interest Distribution shall mean with respect to the Class A-1
     -------------------------------
Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A-1 Note Rate on the sum of (i) the Aggregate Outstanding Principal Amount of the Class A-1 Notes on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class A-1 Note Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class A-1 Note Rate for prior Payment Dates.

     Class A-1 Note shall mean each Class A-1 Note issued pursuant to Article II
     --------------
of the Indenture.

     Class A-1 Note Rate shall mean a rate equal to 7.200% per annum.
     -------------------

     Class A-1 Scheduled Principal Amount shall mean for any Payment Date the
     ------------------------------------
aggregate of the Class A-1 Scheduled Principal Portions for such Payment Date.

     Class A-1 Scheduled Principal Portion shall mean for any Payment Date and
     -------------------------------------
Loan, the portion of the related Loan Reduction Amount for such Payment Date and Loan determined by multiplying the reduction in principal balance as a result of such Loan Reduction Amount by a fraction the numerator of which is the Class A-2 Note Rate minus the Net Rate for such Loan less the Insurance Premium Rate and the denominator of which is the Class A-2 Note Rate minus the Class A-1 Note Rate; provided that the Class A-1 Scheduled Principal Portion shall be 100% if the Class A-1 Notes remain outstanding and the Class A-2 Notes have been paid in full.

       Class A-1 Yield Maintenance Amount shall mean with respect to each
       ----------------------------------
Payment Date the present value, using the Reinvestment Yield as a discount rate, of a series of monthly interest cash flows from the immediately succeeding Payment Date to the Expected Maturity of the Class A Notes calculated (i) using as a balance the lesser of (a) the Loan Reduction Amount (other than with respect to any scheduled Principal Payment for such Payment Date) allocated to the Class A-1 Notes or (b) the Outstanding Aggregate Principal Amount of the Class A-1 Notes, each immediately prior to such Payment Date and (ii) using as a coupon the excess of the Class A-1 Note Rate over the Reinvestment Yield (compounding monthly).

     Class A-2 Interest Distribution shall mean with respect to the Class A-2
     -------------------------------
Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A-2 Note Rate on the sum of (i) the Aggregate Outstanding Principal Amount of the Class A-2 Notes on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class A-2 Note Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class A-2 Note Rate for prior Payment Dates.

     Class A-2 Note shall mean each Class A-2 Note issued pursuant to Article II
     --------------
of the Indenture.

     Class A-2 Note Rate shall mean a rate equal to 12.200% per annum.
     -------------------

     Class A-2 Scheduled Principal Amount shall mean for any Payment Date the
     ------------------------------------
aggregate of the Class A-2 Scheduled Principal Portions for such Payment Date.

     Class A-2 Scheduled Principal Portion shall mean for any Payment Date and
     -------------------------------------
Loan, the portion of the related Loan Reduction Amount for such Payment Date and Loan determined by multiplying the reduction in principal balance as a result of such Loan Reduction Amount by a fraction the numerator of which is the Net Rate for such Loan less the Insurance Premium Rate minus the Class A-1 Note Rate and the denominator of which is the Class A-2 Note Rate minus the Class A-1 Note Rate; provided that the Class A-2 Scheduled Principal Portion shall be 100% if the Class A-2 Notes remain outstanding and the Class A-1 Notes have paid in full.

       Class A-2 Yield Maintenance Amount shall mean with respect to each
       ----------------------------------
Payment Date the present value, using the Reinvestment Yield as a discount rate, of a series of monthly interest cash flows from the immediately succeeding Payment Date to the Expected Maturity of the Class A Notes calculated (i) using as a balance the lesser of (a) the Loan Reduction Amount (other than with respect to any scheduled Principal Payment for such Payment Date) allocated to the Class A-2 Notes or (b) the Outstanding Aggregate Principal Amount of the Class A-2 Notes, each immediately prior to such Payment Date and (ii) using as a coupon the excess of the Class A-2 Note Rate over the Reinvestment Yield (compounding monthly).

     Class A-IO Custody Receipt shall mean each Class A-IO Custody Receipt
     --------------------------
issued pursuant to Article II of the Custodial Agreement.

     Class A-IO Custody Receipt Interest Distribution shall mean with respect to
     ------------------------------------------------
the Class A-IO Custody Receipts, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A-IO Custody Receipt Interest Rate on the sum of (i) the Aggregate Notional Amount of the Class A-IO Custody Receipts on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class A-IO Custody Receipt Interest Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class A-IO Custody Receipt Interest Rate for prior Payment Dates.

     Class A-IO Custody Receipt Interest Rate shall mean 5.000%.
     ----------------------------------------

       Class A-IO Custody Receipt Yield Maintenance Amount shall mean with
       ---------------------------------------------------
respect to each Payment Date the present value, using the Reinvestment Yield as a discount rate, of a series of monthly interest cash flows from the immediately succeeding Payment Date to the Expected Maturity of the Class A Notes calculated (i) using as a balance the lesser of (a) the Loan Reduction Amount (other than with respect to any scheduled Principal Payment) allocated to Class A-2 Notes or (b) the Aggregate Notional Amount, each immediately prior to such Payment Date and (ii) using as a coupon the Class A-IO Custody Receipt Interest Rate.

     Class B Interest Distribution shall mean with respect to the Class B Notes
     -----------------------------
on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class B Note Rate on the sum of (i) the Aggregate Outstanding Principal Amount of the Class B Notes on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class B Note Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class B Note Rate for prior Payment Dates.

     Class B Note shall mean each Class B Note issued pursuant to Article II of
     ------------
the Indenture.

     Class B Note Rate shall mean with respect to any Accrual Period, a per
     -----------------
annum rate equal to 8.400% but in no event greater than the Weighted Average Net Rate.

     Class C Interest Distribution shall mean with respect to the Class C Notes
     -----------------------------
on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class C Note Rate on the sum of (i) the Aggregate Outstanding Principal Amount of the Class C Notes on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class C Note Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class C Note Rate for prior Payment Dates.

     Class C Note shall mean each Class C Note issued pursuant to Article II of
     ------------
the Indenture.

     Class C Note Rate shall mean a rate equal to the Weighted Average Net Rate.
     -----------------

     Class C Noteholder shall mean any Person in whose name the Class C Notes
     ------------------
are registered in the Note Register.

     Closing Date shall mean the date on which the Notes are first executed,
     ------------
authenticated and delivered.

     Code shall mean the Internal Revenue Code of 1986, as amended, or any
     ----
successor statute thereto, including the regulations promulgated thereunder.

     Collateral shall mean with respect to any Loan, the personal property
     ----------
collateral pledged by the Borrower in the related Security Agreement.

     Collection Account shall mean the Account by that name established,
     ------------------
maintained and disbursed pursuant to Article V of the Indenture.

     Condemnation Proceeds shall mean all compensation, awards and proceeds
     ---------------------
received by or on behalf of a Borrower as a result of a condemnation (which term shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), net of all reasonable direct fees, costs (exclusive of overhead) and disbursements incurred in connection with the collection thereof or the restoration or replacement of the Borrower's collateral as contemplated by the Loan Documents.

     Converted Treasury Yield shall mean with respect to any Loan the yield
     ------------------------
available, or if there is more than one yield available the average yields, on United States Treasury non-callable bonds (excluding Flower Bonds) and notes having a maturity date closest to (before, on or after) the Remaining Average Life of such Loan, as reported in The Wall Street Journal or similar publication on the fifth Business Day preceding the date such Loan is prepaid converted to a twelve-month "equivalent yield" plus twenty-five basis points (0.25%). The
                                ----
terms "Converted Treasury Yield" and a twelve-month "equivalent yield" are annualized rates that reflect the frequency of the interest payments made during a calendar year.

     Credit Enhancement Policy means the policy issued by the Credit Enhancer
     -------------------------
that guarantees Insured Payments on the Class A Notes.

     Credit Enhancer shall mean Capital Markets Assurance Corporation, a New
     ---------------
York-domiciled monoline stock insurance company.

     Credit Enhancement Premium shall mean with respect to any Payment Date an
     --------------------------
amount equal to the product of (i) the Insurance Premium Rate and (ii) the Aggregate Outstanding Principal Amount of the Class A Notes for such Payment Date prior to giving effect to any principal paid on the Class A Notes on such Payment Date, rounded to the nearest dollar.

     Credit Enhancement Reimbursement Amount shall mean an amount equal to all
     ---------------------------------------
unreimbursed payments made by the Credit Enhancer under the Credit Enhancement Policy with respect to the Class A Notes plus interest thereon from the time of the disbursements at the applicable Class A Note Rate.

     Custodial Agreement shall mean the Master Custody Agreement dated March 14,
     -------------------
1997 between Bankers Trust Company, as Note Custodian, and Orinda Management Company, as Depositor, as the same may be amended or supplemented from time to time.

     Custodian shall mean Bankers Trust Company and any successor thereto as a
     ---------
custodian under the Servicing Agreement.

     Custody Receipt Available Funds shall mean for each Payment Date the amount
     -------------------------------
paid on the Class A Notes on such Payment Date.

     Custody Receipt Balance shall mean with respect to the Class A Custody
     -----------------------
Receipts and any Payment Date, the Aggregate Outstanding Principal Amount of the Class A Notes immediately prior to such Payment Date.

     Custody Receipt Rate shall mean either the Class A Custody Receipt Interest
     --------------------
Rate or the Class A-IO Custody Receipt Interest Rate, as the case may be.

     Custody Receipt Registrar shall mean Bankers Trust Company and any
     -------------------------
successor thereto under the Custodial Agreement.

     Custody Receipts shall mean the Class A Custody Receipts and the Class A-IO
     ----------------
Custody Receipts.

     Cut Off Date shall mean March 1, 1997, or if such date is not a Business
     ------------
Day, the next succeeding Business Day.

     Default shall mean any occurrence which is, or with notice or the lapse of
     -------
time or both would become, an Event of Default or, with respect to the Custodial Agreement only, any "Default" as defined in the Custodial Agreement.

     Default Rate shall mean with respect to a Loan the meaning assigned thereto
     ------------
in the related Loan Documents.

     Defaulted Loan shall mean a Loan which is a Delinquent Loan for which a
     --------------
Scheduled Payment is overdue (without taking into account any extension of the due date for any such Scheduled Payment) for more than the greater of (x) 120 consecutive days or (y) such period of consecutive days which may be consented to in writing with notice to the Rating Agencies by either (i) the Credit Enhancer, so long as the Credit Enhancer is not in default under the Credit Enhancement Policy, or (ii) in all other cases, the Indenture Trustee, and which consent, in any case, shall not be unreasonably withheld or delayed.

     Delinquency Condition shall be deemed to exist with respect to any Payment
     ---------------------
Date if on the Accounting Date for such Payment Date, the Aggregate Outstanding Principal Amount of all Delinquent Loans and Defaulted Loans exceeds 5% of the Aggregate Outstanding Principal Amount of all Loans.

     Delinquent Loan shall mean a Loan (a) as to which a Scheduled Payment was
     ---------------
not received as of the date on which such payment was due and payable, including any applicable grace period, and (b) which is not a Defaulted Loan.

     Depositor shall mean Orinda Management Company.
     ---------

     Determination Date, as used in the definitions of the terms Prepayment
     ------------------
Amount and Remaining Payments, shall mean the date Remaining Payments are to be prepaid (in the case of a prepaid Loan) or accelerated (in the case of a Defaulted Loan).

     Due Period shall mean with respect to a Payment Date, the period from and
     ----------
including the second day of the calendar month preceding the month in which such Payment Date occurs through and including the first day of the calendar month in which such Payment Date occurs.

     Duff & Phelps shall mean Duff & Phelps Credit Rating Co.
     -------------

     Early Payment shall mean with respect to a Loan and any Payment Date, any
     -------------
Scheduled Payment in respect of such Loan which is due for any Due Period subsequent to the Due Period relating to such Payment Date. An Early Payment shall not be deemed a prepayment of any Loan.

     Eligible Institution shall mean (a) a depository institution acceptable to
     --------------------
the Credit Enhancer organized under the laws of the United States of America or any one of the States thereof, the deposits of which depository institution are insured, to the full extent permitted by applicable law, by the FDIC, which is subject to supervision and examination by federal or state authorities and whose long-term unsecured debt obligations are rated at least "A" by Standard & Poor's and Duff & Phelps and "A2" by Moody's, or if not rated by Duff & Phelps, rated at least "A" by Standard & Poor's and "A2" by Moody's at the time of any deposit therein, or (b) a federal or state chartered depository institution whose long-term unsecured debt obligations are rated at least "A" by Standard & Poor's and Duff & Phelps and "A2" by Moody's, or if not rated by Duff & Phelps, rated at least "A" by Standard & Poor's and "A2" by Moody's subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

     Eligible Investments at any time means any of the following:
     --------------------

          (i)  Government Obligations; or

          (ii) commercial paper having (a) an original maturity of less than 270 days and (b) a rating in the highest rating category of Duff & Phelps, Moody's and S&P at the time of such investment, and if not rated by Duff & Phelps, a rating in the highest rating category of Moody's and S&P at the time of such investment; or

          (iii) certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the

     Indenture Trustee or any agent of the Indenture Trustee acting in their commercial capacity so long as they are an Eligible Institution) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment such depository institution or trust company has a long-term unsecured debt rating in the highest rating category of Duff & Phelps, Moody's and S&P, and if not rated by Duff & Phelps, a rating in the highest rating category of Moody's and S&P, and provided that each such investment has an original maturity of less than 365 days, and any other demand or time deposit or certificate of deposit which is fully insured by the FDIC and rated at least "P-1" by Moody's; or

          (iv) repurchase obligations with respect to (A) any security described in clause (i) collateralized at 105% of the principal amount of such repurchase obligations or (B) any other security issued or guaranteed as to timely payment by an agency or instrumentality of the United States of America, collateralized at 105% of the principal amount of such repurchase obligations in either case entered into with a depository institution or trust company (including the Indenture Trustee), acting as principal, whose obligations having the same maturity as that of the repurchase agreement would be Eligible Investments under clause (iii) above (provided that the counter party is rated at least "P-1" by Moody's, "A-1+" by Standard & Poor's and D-1 by Duff & Phelps; or, if not rated by Duff & Phelps, "P-1" by Moody's and "A-1+" by Standard & Poor's); or

          (v) a guaranteed investment contract issued by any insurance company or other corporation having a long-term unsecured debt rating in the highest rating category of S&P, Duff & Phelps and Moody's or, if not rated by Duff & Phelps, in the highest rating category of S&P and Moody's at the time of such investment and approved in writing by the Credit Enhancer; or

          (vi) money market mutual funds having ratings in the highest rating category of S&P, Duff & Phelps and Moody's or, if not rated by Duff & Phelps, in the highest rating category of S&P and Moody's; or

          (vii) investments approved in writing by the Credit Enhancer and the Majority-in-Interest and acceptable to the Rating Agencies.

     Environmental Laws shall mean any federal, state or local statute, code,
     ------------------
ordinance, rule, regulation, permit, consent, approval, license, judgment, order, writ, judicial decision, common law rule, decree, agency interpretation, injunction or other authorization or requirement whenever promulgated, issued, or modified, including the requirement to register underground storage tanks, relating to:
(i) emissions, discharges, spills, releases or threatened releases of pollutants, contaminants, Hazardous Substances, materials containing Hazardous Substances, or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land; (ii) the use, treatment, storage, disposal, handling, manufacturing, transportation, or shipment of Hazardous Substances, materials containing Hazardous Substances or hazardous and/or toxic wastes, materials, products or by-products (or of equipment or apparatus containing Hazardous Substances) as defined in or regulated under the following statutes and their implementing regulations: the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801 et seq., the Resource
                                                           -- ---
Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., the Comprehensive
                                                  -- ---
Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. (S) 9601 et seq., and/or
                                                                 -- ---
the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq. each as amended
                                                     -- ---
from time to time; or (iii) otherwise relating to environmental pollution or the protection of human health and the environment.

     Event of Default shall have the meaning specified in Section 7.1 of the
     ----------------
Indenture.

     Expected Maturity of the Class A Notes shall mean August, 15, 2009.
     --------------------------------------

     FDIC shall mean The Federal Deposit Insurance Corporation, or any successor
     ----
thereto.

     Final Maturity Date shall mean February 15, 2013, which is the final
     -------------------
Payment Date on the Notes and Custody Receipts.

     Fiscal Year shall mean the calendar year from each January 1 (or in the
     -----------
case of 1997, from March 1) to the following December 31.

     Franchisee Loan Agreement shall mean the loan agreement between a Borrower
     -------------------------
and an Originator relating to a Loan.

     Franchisor shall mean any franchisor of a System.
     ----------

     Franchisor Intercreditor Agreement shall mean, with respect to each
     ----------------------------------
Franchisee Loan Agreement, a related intercreditor or similar agreement among a Franchisor, the Seller and the Borrower, if any, as such agreement may be amended, supplemented or otherwise modified from time to time.

     Franchisor Subordination of Lessor's Lien means, with respect to each Loan,
     -----------------------------------------
the related subordination of lessor's lien or similar agreement between a Franchisor and the Seller, if any, as such agreement may be amended, supplemented or otherwise modified from time to time.

     Government Obligations shall mean (i) non-callable direct obligations of,
     ----------------------
or non-callable obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America or
(ii) an investment in a no-load money market fund rated AAAm-G by Standard & Poor's, Aaa by Moody's and AAA by Duff & Phelps (or, if not rated by Duff & Phelps, AAAm-G by Standard & Poor's and Aaa by Moody's), the assets of which are invested solely in obligations described in clause (i) of this definition.

     Grant shall have the meaning specified in the Granting Clauses of the
     -----
Indenture.

     Guaranty, with respect to a Loan, shall mean the guaranty (including a
     --------
secured guaranty) contained in the Loan Documents of certain Borrowers relating to each such Borrower's Loan from an Affiliate of the Borrower of the Borrower's obligations under such Loan.

     Hazardous Substances shall mean (a) hazardous materials, hazardous wastes,
     --------------------
and hazardous substances as those terms are defined under the following statutes and their implementing regulations as they may be amended from time to time: the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1791 et seq., the Resource
                                                           -- ---
Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., the Comprehensive
                                                  -- ---
Environmental Response, Compensation and Liability Act, as amended by the Super-fund Amendments and Reauthorization Act, 42 U.S.C. (S) 9601 et seq., the Clean
                                                            -- ---
Water Act, 33 U.S.C. (S) 1251 et seq., (b) petroleum and petroleum products
                              -- ----
including crude oil and any fractions thereof, (c) natural gas, synthetic gas, and any mixtures thereof, (d) asbestos and/or any material which contains any hydrated mineral silicate, including, without limitation, chrysotile, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or nonfriable, (e) PCBs, or PCB-containing materials or fluids, (f) radon, (g) any other hazardous radioactive, toxic or noxious substance, material, pollutant, or solid, liquid or gaseous waste, and (h) any substance with respect to which a federal, state or local agency requires environmental investigation, monitoring or remediation.

     Highest Lawful Rate shall have the meaning specified in Section 11.14 of
     -------------------
the Indenture.

     Holdback Amount shall mean an amount initially equal to the excess of (i)
     ---------------
the Aggregate Outstanding Principal Amount of the

Loans as of the Cut Off Date over (ii) the sum of (A) the Aggregate Outstanding Principal Amount of the Class A Notes as of the Closing Date, (B) the Aggregate Outstanding Principal Amount of the Class B Notes as of the Closing Date, and
(C) the Aggregate Outstanding Principal Amount of the Class C Notes as of the Closing Date. Such amount will be reduced through payments made pursuant to
Section 5.2(c) of the Indenture and Net Losses allocated to the Holdback Amount.

     Holder shall mean a Noteholder.
     ------

     Indenture shall mean the Indenture of Trust, dated March 14, 1997 between
     ---------
the Issuer and the Indenture Trustee, as the same may be amended or supplemented from time to time.

     Indenture Trustee shall mean First Bank National Association, a national
     -----------------
banking association, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

     Independent shall mean, when used with respect to any specified Person,
     -----------
such Person who (a) is not an Affiliate of or controlled by and is in fact independent of each of the Seller, the Servicer, the Note Custodian, the Servicing Advisor, the Issuer and any Borrower with respect to any Loan, (b) does not have any direct financial interest or any material indirect financial interest in the Seller, the Servicer, the Note Custodian, the Servicing Advisor, the Issuer, any Borrower with respect to any Loan, or an Affiliate thereof, and
(c) is not connected with the Seller, the Servicer, the Note Custodian, the Servicing Advisor, the Issuer or any Borrower with respect to any of the Loans as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     Independent Accountant shall mean the firm of independent accountants
     ----------------------
appointed by the Issuer pursuant to Section 3.2 of the Servicing Agreement.

     Individual Note shall mean a Note of an original principal amount equal to
     ---------------
the minimum denomination for Notes as specified in the Indenture; a Note of an original principal amount in excess of such minimum denomination shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such original principal amount by such minimum denomination.

     Ineligible Loan shall have the meaning accorded to such term in the Loan
     ---------------
Sale and Purchase Agreement.

     Initial Aggregate Class A-IO Custody Receipt Notional Amount shall mean
     ------------------------------------------------------------
$35,931,000.

     Initial Aggregate Principal Amount shall mean (i) with respect to all
     ----------------------------------
Notes, $92,411,000, (ii) with respect to the Class A-1 Notes, $48,698,000, (iii) with respect to the Class A-2 Notes, $35,931,000, (iii) $3,891,000 with respect to the Class B Notes, (iv) $3,891,000 with respect to the Class C Notes, and (v) with respect to the Loans, $97,276,237.82.

     Initial Custody Receipt Balance shall mean $84,443,000.
     -------------------------------

     Initial Principal Amount shall mean, with respect to any Note, the initial
     ------------------------
principal amount of such Note on the Closing Date as indicated thereon.

     Insurance Agreement shall mean the Insurance Agreement dated March 14, 1997
     -------------------
among the Issuer, the Seller and the Credit Enhancer, as it may be amended from time to time.

     Insurance Policy or Insurance Policies shall mean any insurance policy or
     --------------------------------------
policies maintained by a Borrower in accordance with the requirements of its Loan Documents or by the Servicer pursuant to the Servicing Agreement with respect to any Loan.

     Insurance Premium Rate shall mean the percentage set forth in the Insurance
     ----------------------
Agreement.

     Insurance Proceeds shall mean any amounts received upon settlement of a
     ------------------
claim filed under an Insurance Policy (including proceeds of title insurance), net of direct fees, costs (exclusive of overhead) and disbursements incurred in connection with the collection thereof or the restoration or replacement of such Borrower's collateral as contemplated by the Loan Documents.

     Insured Payment shall have the meaning provided in the Credit Enhancement
     ---------------
Policy.

     Intercreditor Agreement means, with respect to each Loan, a related
     -----------------------
intercreditor or similar agreement among a Franchisor, the Seller and the Borrower, if any, as such agreement may be amended, supplemented or otherwise modified from time to time.

     Interest Payment shall mean with respect to a Payment Date and a Loan, any
     ----------------
payment of interest due from the Borrower in respect of such Loan in the related Due Period.

     Issuer shall mean Atherton Franchisee Loan Funding 1997-A LLC, a special
     ------
purpose limited liability company organized under the laws of the State of Delaware, and its successors and assigns.

     Late Payment Charges shall mean with respect to a Payment Date and a Loan,
     --------------------
all Late Payment Charges (as described in the

Promissory Note) due for such Loan in respect of the related Due Period.

     Leasehold Mortgage shall mean the leasehold mortgage (or collateral
     ------------------
assignment of lease) with respect to any lease, if any, securing the obligations of the Borrower under its Promissory Note, as such leasehold mortgage (or assignment of lease) may be amended, modified or renewed from time to time.

     Limited Liability Company Agreement shall mean the limited liability
     -----------------------------------
company agreement dated March 14, 1997 between Orinda Management Company and Atherton.

     Liquidated Loan shall mean with respect to any Defaulted Loan the earlier
     ---------------
of (i) the date the Servicer reasonably determines that it has collected all amounts it reasonably expects to collect with respect to such Defaulted Loans and (ii) the date such Defaulted Loan has been delinquent for a period of 20 months.

     Liquidation Date shall mean, with respect to a Defaulted Loan, the date on
     ----------------
which such Defaulted Loan is determined to be a Liquidated Loan.

     List of Loans shall mean the schedule, attached to the Indenture as
     -------------
Schedule I, respectively, together listing all of the Loans constituting a part of the Trust Estate under the Indenture, which schedule shall set forth or include for each Loan listed thereon (i) the name of the Borrower under such Loan, (ii) the original Principal Amount (as defined in the Promissory Note) of the Promissory Note evidencing such Loan, (iii) the original and the remaining term to the maturity date of such Loan, (iv) the amortization term of such Loan,
(v) the interest rate and (vi) a list of certain Loan Documents for such Loan identifying, to the extent applicable, the Loan Documents required to be included in the Loan File.

     Loan shall mean each loan made by the Originator to franchisees of one or
     ----
more of the Systems, which Loan (i) is evidenced by a Promissory Note owned by the Issuer listed on the List of Loans and Granted and delivered to the Indenture Trustee under the Indenture as security for the Notes, and (ii) is not a Liquidated Loan.

     Loan Balance shall mean as of any date and Loan the unpaid principal
     ------------
balance thereof.

     Loan Collateral shall mean with respect to a Loan, the related Security
     ---------------
Agreement, the Leasehold Mortgage or the Mortgage, if any, the Guaranty, if any, and any other Loan Documents.

     Loan Documents shall mean with respect to a Loan, those instruments,
     --------------
agreements, guaranty documents, certificates or other writings, now or hereafter executed and delivered by the Borrower in respect of such Loan, including, without limitation, those which are required to be included in the Loan File therefor, as the same may be modified, amended, consolidated, continued or extended from time to time.

     Loan File shall mean the following instruments and documents in connection
     ---------
with each Loan:

          (i) the executed original of the Promissory Note endorsed "Pay to the order of ____________, without recourse," with all intervening endorsements, if any, showing a complete chain of title from the originator to the party endorsing such Promissory Note, plus amendments thereto;

          (ii) an executed original of the Franchise Loan Agreement;

          (iii)  an executed original Security Agreement;

          (iv) the original Mortgage, if applicable, with evidence of recording thereon, or a duplicate original Mortgage, if applicable, together with escrow instructions requiring such Mortgage to be dispatched to the appropriate public recording office for recordation;

          (v) an executed original recorded Leasehold Mortgage, if applicable, in appropriate form for recording (with the possible exception of the obtaining of a landlord signature) or with evidence of recording thereon;

          (vi) an executed original Guaranty, if applicable;

          (vii) the UCC-1 Financing Statement, with evidence of filing thereon, or a copy of the original UCC-1 Financing Statement, together with escrow instructions requiring such UCC-1 Financing Statement to be dispatched to the appropriate public filing office;

          (viii) one or more UCC-2 or UCC-3 Assignments in form and substance acceptable for filing;

          (ix) an executed original of each landlord, mortgagee or prior lien or estoppel, if applicable;

          (x) an executed original of a Franchisor Intercreditor Agreement, if applicable;

          (xi) an executed original of a Franchisor Subordination of Lessor's Lien, if applicable;

          (xii)  the original title insurance policy, if applicable;

          (xiii)  applicable certificate(s) of insurance;

          (xiv)  the environmental indemnity, if applicable;

          (xv) an assignment of Mortgage, if applicable;

          (xvi)  a general assignment of the Loan File from the Seller (the

     "Loan Assignment"), assigning, without recourse, all of the grantor's
     ----------------
     right, title and interest in each Loan, including but not limited to, the Franchisee Loan Agreement, the Promissory Note, the Security Agreement, the Mortgage, the Leasehold Mortgage, the Franchisor Intercreditor Agreement, the Franchisor Subordination of Lessor's Lien, the origination escrow agreement and the Guaranty, as applicable; and

          (xvii) any other credit or security document necessary for the documentation and enforcement of such Loan.

     Loan Payments shall mean with respect to a Payment Date and a Loan, the sum
     -------------
of all Principal Payments, Interest Payments, Loan Yield Maintenance Amounts, if any, Late Payment Charges, if any, and any other amounts received from the Borrower in respect of such Loan for the related Due Period.

     Loan Prepayment Principal Amount shall mean with respect to any Loan any
     --------------------------------
unscheduled principal amount received in respect of a Loan and with respect to which a Loan Yield Maintenance Amount is due.

     Loan Rate shall mean, with respect to each Loan, the rate of interest borne
     ---------
thereby as set forth on the List of Loans.

     Loan Reduction Amount shall mean with respect to any Payment Date and Loan
     ---------------------
the sum of (i) the related scheduled Principal Payments for such Payment Date;
(ii) the related Loan Prepayment Principal Amount received during the related Due Period, or (iii) the related Net Loss incurred during the related Due Period.

     Loan Sale and Purchase Agreement shall mean the Loan Sale and Purchase
     --------------------------------
Agreement, dated March 14, 1997 between the Managing Member, as seller, and the Issuer, as purchaser, with respect to the Loans as the same may be amended or supplemented from time to time.

     Loan Sale and Purchase Agreements shall mean the Atherton Loan Sale and
     ---------------------------------
Purchase Agreement and the Loan Sale and Purchase Agreement.

     Loan Submission Summary shall mean any loan submission summary in
     -----------------------
substantially the form set forth in Schedule 1 of the Servicing Agreement.

     Loan Yield Maintenance Amount shall mean the greater of the following two
     -----------------------------
amounts: (a) one percent (1%) of the then outstanding Loan balance; and (b) an amount determined by: (i) calculating the sum of the present values of all unpaid principal and interest payments required under the loan documents by discounting such payments from their scheduled payment dates back to the date prepayment will be made, utilizing a discount rate equal to the Converted Treasury Yield divided by the frequency of the interest payments made during a calendar year, and (ii) subtracting from such sum the outstanding principal balance as of the date prepayment will be made.

     Majority-in-Interest shall mean Holders of Notes representing in excess of
     --------------------
fifty percent (50%) of the Percentage Interests of the Notes.

     Majority of Affected Securityholders shall mean, with respect to a proposed
     ------------------------------------
action in respect of the Notes, a Majority-in-Interest of each class of Notes affected by such proposed action.

     Managing Member shall mean Orinda Management Company.
     ---------------

     Maturity shall mean, with respect to any Note, the date on which the unpaid
     --------
principal of such Note becomes due and payable as therein or in the Indenture provided, whether at its stated maturity or otherwise.

     Maturity Date shall mean, with respect to any Loan, its stated maturity
     -------------
date.

     Members shall mean the Owners of any Membership Interests.
     -------

     Membership Interest shall mean the membership interests issued by Atherton
     -------------------
Franchisee Loan Funding 1997-A LLC pursuant to the Limited Liability Company Agreement.

     Moody's shall mean Moody's Investors Service, Inc.
     -------

     Mortgage shall mean any mortgage or deed of trust or deed to secure a Loan
     --------
entered into by a Borrower (but not including Leasehold Mortgages) creating a lien on and a security interest in the Mortgaged Property securing the obligations of the Borrower under the related Promissory Note, together with any other security instruments and any related UCC financing and continuation statements delivered by the Borrower, including, in all events, the property and rights assigned under all such instruments, together with all amendments, substitutions and replacements of any of the foregoing.

     Mortgage Assignment shall mean with respect to each Mortgage, one or more
     -------------------
executed original assignments in recordable form evidencing the assignment of the related Mortgage from the Seller to the Managing Member, from the Managing Member to the Issuer and from the Issuer to the Indenture Trustee for the benefit of the Noteholders.

     Mortgaged Property shall mean, collectively, all fee simple (or ground
     ------------------
lessee) interests of the mortgagor in any real property, including the improvements thereon, subject to the lien of a Mortgage which secures a Loan.

     Net Loss shall mean, with respect to a Liquidated Loan, the amount equal to
     --------
(i) the Remaining Principal Payments with respect of such Loan on the Business Day immediately prior to the Liquidation Date for such Liquidated Loan, less
(ii) all principal received in liquidation of such Loan, net of the reasonable liquidation expenses of the Servicer.

     Net Loss Condition shall be deemed to exist with respect to any Payment
     ------------------
Date on the Accounting Date for such Payment Date, the Aggregate Outstanding Principal Amount of all Defaulted Loans with respect to which Net Losses have occurred exceeds 1% of the Initial Aggregate Principal Amount of all Loans.

     Net Rate shall mean with respect to any Accrual Period and Loan, a per
     --------
annum rate equal to (i) the Loan Rate, (ii) less the sum of (A) the Servicing Fee Rate and (B) the Trustee Fee Rate.

     1933 Act shall mean the Securities Act of 1933, as amended, and the
     --------
applicable published rules and regulations thereunder.

     1940 Act shall mean the Investment Company Act of 1940, as amended, and the
     --------
applicable published rules and regulations thereunder.

     Note or Notes shall mean any note or notes, as the case may be, issued
     ----    -----
pursuant to the Indenture.

     Note Custodian shall mean Bankers Trust Company and any successor thereto
     --------------
as a note custodian under the Custodial Agreement.

     Note Obligations shall mean any and all liabilities and obligations under
     ----------------
or in connection with the Notes, including, without limitation, any and all liabilities and obligations for payment of principal, interest and Yield Maintenance Amount, if any, under the Notes.

     Note Rate shall mean, as determined by the Indenture Trustee, (i) with
     ---------
respect to the Class A-1 Notes, the Class A-1 Note Rate, (ii) with respect to the Class A-2 Notes, the Class A-2 Note Rate, (iii) with respect to the Class B Notes, the Class B

Note Rate, and (iv) with respect to the Class C Notes, the Class C Note Rate.

     Note Register and Note Registrar shall have the respective meanings
     -------------     --------------
specified in Section 2.6 of the Indenture.

     Noteholder shall mean the registered owner of a Note as evidenced by the
     ----------
Note Register. Notwithstanding any other provision hereof, the Credit Enhancer shall be considered the Holder of the Class A Notes for which it has paid all principal and interest thereon and the Indenture Trustee shall note the Credit Enhancer's interest in the Class A Notes with respect to interest payments made therein in its books and shall note the Credit Enhancer's ownership interest in the Class A Notes as to which the Credit Enhancer has paid all principal and interest thereon.

     Officer's Certificate shall mean, unless otherwise specified, a certificate
     ---------------------
signed by any Authorized Officer of the party delivering such certificate, delivered to the Indenture Trustee and complying with the applicable requirements of Section 11.1 of the Indenture.

     Opinion of Counsel shall mean one or more written opinions of counsel who
     ------------------
may, except as otherwise expressly provided in the Indenture, be counsel for the Issuer or its Affiliates.

     Origination Escrow shall mean any amount held back and deposited in an
     ------------------
escrow account at the origination of the related loan from the loan proceeds pursuant to the related Loan Documents, the amount and terms of which shall be provided in writing by the Seller to the Servicer.

     Originator shall mean The Atherton Group Incorporated or Atherton Capital
     ----------
Partners, L.P.

     Outstanding shall mean, as of the date of determination, all Notes
     -----------
theretofore authenticated and delivered under the Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes for the payment of which money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holder of such Notes;

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture; and

          (iv) Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section 2.8 of the Indenture;

provided, however, that in determining whether the Holders of Notes having the requisite aggregate Percentage Interest have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor; and provided further that Notes which have been paid with the proceeds of the Credit Enhancement Policy shall continue to remain Outstanding for purposes of the Indenture until the Credit Enhancer has been paid the Credit Enhancement Reimbursement Amount with respect to such Notes and the Credit Enhancer shall be deemed to be the Holder thereof to the extent of any principal payments made thereon.

     Outstanding Notional Amount shall mean as of any date of determination with
     ---------------------------
respect to any Class A-IO Custody Receipt, the Initial Notional Amount thereof less any reductions of the notional amount thereof prior to such date of determination.

     Outstanding Principal Amount shall mean as of any date of determination
     ----------------------------
with respect to any Note, the Initial Principal Amount thereof less any payment of principal on such Note prior to such date of determination.

     Owner means the registered owner of a Custody Receipt.
     -----

     Paying Agent shall mean Bankers Trust Company or any successor thereto as
     ------------
Paying Agent with respect to the Notes pursuant to the Indenture.

     Payment Date shall mean the fifteenth day of each month in each year, or if
     ------------
such day is not a Business Day, the next succeeding Business Day, commencing April 15, 1997.

     Percentage Interest shall mean (i) with respect to each Note a fraction,
     -------------------
expressed as a percentage, the numerator of which is the Initial Principal Amount of such Note and the denominator of which is the Initial Aggregate Principal Amount of all Notes, (ii) with respect to a class of Notes, a fraction, expressed as a percentage, the numerator of which is the Initial Principal

Amount of such Note, and the denominator of which is the Initial Aggregate Principal Amount of all Notes of the same class, (iii) with respect to a Class A Custody Receipt or a Class A-IO Custody Receipt, the percentage set forth on the face thereof and (iv) with respect to the Notes of a class, a fraction, expressed as a percentage, the numerator of which is the Initial Principal Amount of such Notes and the denominator of which is the Initial Aggregate Principal Amount of all Notes.

     Periodic Filings shall mean any filings or submissions that the Issuer is
     ----------------
required to make with any state or federal regulatory agency or under the Code.

     Permitted Encumbrances shall have the meaning specified in the Security
     ----------------------
Agreement with respect to each Loan.

     Person shall mean any legal person, including any individual, corporation,
     ------
limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Placement Agent Agreement shall mean, with respect to the private placement
     -------------------------
of any series of Securities, that certain Placement Agent Agreement between the Issuer and Lehman Brothers Inc. relating thereto.

     Pre-Cut Off Date Loan Payments shall mean all payments under the Loans
     ------------------------------
(including all payments of principal and interest) due on and prior to the Cut Off Date.

     Prepayment Amount shall mean as of any Determination Date (i) with respect
     -----------------
to a prepaid Loan or a Defaulted Loan, an amount equal to the sum of (1) the Remaining Payments of such Loan or Defaulted Loan together with any other principal payments due on the Loan, (2) accrued interest on such Loan or Defaulted Loan to the date of prepayment not included in clause (i) above, and
(3) an amount equal to the Loan Yield Maintenance Amount, if any, with respect to such prepaid Loan or Defaulted Loan; and (ii) with respect to a Repurchased Loan, an amount equal to the Repurchase Price for such Loan.

     Principal Payment shall mean with respect to a Payment Date and a Loan, any
     -----------------
payment of principal due in respect of such Loan in the related Due Period.

     Proceeding shall mean any suit in equity, action at law or other judicial
     ----------
or administrative proceeding.

     Promissory Note shall mean the note executed by a Borrower as evidence of
     ---------------
the obligation of such Borrower to repay funds borrowed by the Borrower from the Originator, as such note may be amended, extended, modified or renewed from time to time.

     Property shall mean the property where the restaurant relating to a Loan is
     --------
located, which property consists of either a fee or leasehold estate in real property and the related improvements located on such real property, including the restaurant.

     Rating Agencies shall mean S&P, Moody's and Duff & Phelps, and their
     ---------------
successors.

     Record Date shall mean, with respect to a Payment Date, (i) the last day of
     -----------
the immediately preceding calendar month or (ii) with respect to the initial Payment Date, the Closing Date.

     Recoveries shall mean for any Due Period occurring after the date on which
     ----------
any Loan becomes a Defaulted Loan and with respect to such Defaulted Loan, all payments or amounts received on or in respect of such Loan (whether in connection with the disposition of such Loan or any of the related Loan Collateral or otherwise) during such Due Period in respect of amounts then payable pursuant to such Defaulted Loan (including, without limitation, any amounts received by the Servicer or the Indenture Trustee in connection with the management or operation of any REO Property (as defined in the Servicing Agreement)), net of out-of-pocket direct costs (exclusive of overhead) and expenses reasonably incurred (including legal fees and expenses) by the Servicer or the Indenture Trustee in connection with any such payments or amounts and any preservation and disposition of the Loan or related Loan Collateral.

     Reinvestment Yield shall mean, with respect to any Payment Date, the yield
     ------------------
available, or if there is more than one yield available, the average yields, on United States Treasury non-callable bonds (excluding Flower Bonds) and notes having a maturity date closest to (before, on or after) the Expected Maturity Date for the Class A Notes, as reported in The Wall Street Journal or similar publication on the last Business Day of the Due Period converted to a twelve-month "equivalent yield" plus 50 basis points (0.50%).
                         ----

     Remaining Average Life shall mean, with respect to a Loan on any date, the
     ----------------------
number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) the sum of the products obtained by multiplying (i) each remaining principal payment (but not interest thereon) by (ii) the number of years (calculated to the nearest one-twelfth year) which will elapse between the date of determination and the scheduled due date of such remaining principal payment by (b) the outstanding principal balance of the Loan.

     Remaining Payments shall mean with respect to any Loan or Defaulted Loan,
     ------------------
all Scheduled Payments with respect to such Loan or Defaulted Loan that would be or become due on or after the

Determination Date for such Loan or Defaulted Loan if no Principal Payment were made prior to its scheduled due date.

     REO Property shall mean any mortgaged property or other loan collateral
     ------------
acquired by the Servicer in foreclosure, by deed in lieu of foreclosure or otherwise.

     Repurchase Price shall mean an amount equal to the then Aggregate
     ----------------
Outstanding Principal Amount of such Loan plus any unpaid interest thereon that has accrued at the Loan Rate to the date of repurchase.

     Repurchased Loan shall mean any Loan repurchased by the Seller or the
     ----------------
Managing Member pursuant to the Loan Sale and Purchase Agreements.

     Restricting Event shall mean, as of any Payment Date, the existence of (i)
     -----------------
a Delinquency Condition or (ii) a Net Loss Condition as reported in the Servicer's Certificate for such Payment Date.

     Rule 144A shall mean 17 CFR 230.144A, or any comparable successor rule or
     ---------
regulation under the 1933 Act.

     Scheduled Payment shall mean with respect to a Payment Date and a Loan, the
     -----------------
sum of the scheduled Principal Payments and Interest Payments (as such terms are defined in the Loan Documents with respect to such Loan), if any, due from the Borrower in respect of such Loan in the related Due Period in accordance with the terms of the related Promissory Note and the amortization schedule then applicable thereto; provided that with respect to any Loan that becomes a Liquidated Loan during the related Due Period the scheduled Principal Payment shall mean the sum of the Remaining Principal Payments with respect to such Loan.

     Scheduled Principal Amount shall mean, with respect to any Payment Date,
     --------------------------
the aggregate of the Loan Reduction Amounts relating to such Payment Date.

     Secured Party with respect to any Loan shall have the meaning accorded to
     -------------
such term in the Loan Documents for such Loan.

     Securities shall mean the Notes and the Custody Receipts.
     ----------

     Securities Purchase Agreements shall mean the Securities Purchase
     ------------------------------
Agreements, among the Issuer or the Depositor, as applicable, and the Securities Purchaser and relating to the purchases of Securities on the Closing Date.

     Securities Purchaser shall mean any of the purchasers of the Securities
     --------------------
pursuant to a Securities Purchase Agreement.

     Security Agreement shall mean with respect to a Loan, the Security
     ------------------
Agreement included in the Loan Documents in respect of such Loan providing for the grant of a security interest in the restaurant equipment and other personal property relating to the restaurant business in one of the Systems to secure such Loan.

     Securityholder shall mean a Holder of a Security or of a Custody Receipt.
     --------------

     Seller shall mean Atherton Capital Incorporated, in its capacity as seller
     ------
under the Loan Sale and Purchase Agreement.

     Servicer shall mean Bankers Trust Company, a New York banking corporation,
     --------
in its capacity as servicer under the Servicing Agreement, together with its subservicers, successors and assigns as permitted thereunder.

     Servicer Recommendation shall mean a recommendation with respect to a Loan
     -----------------------
as to which a default has occurred prepared by the Servicing Advisor pursuant to the Servicing Agreement.

     Servicer Report Date shall mean with respect to a Payment Date the third
     --------------------
Business Day preceding such Payment Date.

     Servicer's Certificate shall mean a certificate to be provided by the
     ----------------------
Servicer in accordance with the Servicing Agreement and signed by an Authorized Officer of the Servicer and furnished to the Issuer, the Credit Enhancer and the Indenture Trustee by the Servicer.

     Servicing Advisor shall mean Atherton.
     -----------------

     Servicing Advisor Fee shall mean with respect to any Payment Date the
     ---------------------
Servicing Advisor Fee Rate multiplied by the Aggregate Outstanding Principal Amount of the Loans on the first day of the related Due Period.

     Servicing Advisor Fee Rate shall mean ***/1/ per annum.
     --------------------------

     Servicing Agreement shall mean the Servicing and Custodial Agreement dated
     -------------------
March 14, 1997, by and among the Issuer, the Indenture Trustee, the Servicer and the Servicing Advisor.

     Servicing Fee shall mean with respect to any Payment Date an amount equal
     -------------
to the sum of (i) one-twelfth of the product of (x) the Servicing Fee Rate and
(y) the Aggregate Outstanding Principal Amount of the Loans for such Payment Date, plus (ii)

--------------
/1/       Certain information has been deleted from this document where denoted
---
by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

Late Payment Charges, if any, received during the related Due Period with respect to Loans.

     Servicing Fee Rate shall mean ***/2/ per annum.
     ------------------

     S&P shall mean Standard & Poor's Ratings Services, a division of The
     ---
McGraw-Hill Companies, Inc.

     State shall mean any one of the states of the United States of America, or
     -----
the District of Columbia.

     Stated Payment Amount shall, with respect to any Loan, have the meaning
     ---------------------
accorded to such term in the Promissory Note included in the Loan Documents for such Loan.

     Subordination Deficit shall mean, as of any Payment Date, the excess, if
     ---------------------
any, of (i) the Aggregate Outstanding Amount of the Class A Notes over (ii) the Aggregate Outstanding Principal Amount of the Loans.

     Super-Majority-in-Interest shall mean Holders of Notes representing in
     --------------------------
excess of sixty-six and two-thirds percent (66-2/3%) of the Percentage Interests of the Notes.

     Systems shall mean one or more of the following concepts: ***.
     -------

     Title Insurance Policy shall mean with respect to a particular Mortgaged
     ----------------------
Property, an ALTA (extended coverage) Loan Title Insurance Policy or Policies or other title insurance (including all riders or endorsements thereto) and insuring the Seller that the Mortgage constitutes a valid first lien on the Mortgaged Property, subject to Permitted Encumbrances.

     Transfer shall have the meaning accorded to such term in Section 3.3 of the
     --------
Indenture.

     Trust Estate shall have the meaning specified in the Granting Clauses of
     ------------
the Indenture.

     Trustee Fee Rate shall mean *** per annum.
     ----------------

     UCC shall mean Uniform Commercial Code.
     ---

     Unit FCR, with respect to any Loan, shall have the meaning set forth for
     --------
"FCR" in the Underwriting Guidelines delivered with the Loan Sale and Purchase Agreement.

------------
/2/       Certain information has been deleted from this document where denoted
---
by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

     Unpaid Principal Shortfall shall mean as of any Payment Date (i) with
     --------------------------
respect to each class of Custody Receipts and Notes, an amount, to the extent unpaid on any previous Payment Date, equal to the remainder, if any, of (A) the related Scheduled Principal Amount allocable to such class of Custody Receipts or Notes on all preceding Payment Dates less (B) the actual amount of the related Scheduled Principal Amount actually distributed to such class of Notes or Class C Notes on such Payment Dates.

     Weighted Average Net Rate shall mean as to any Payment Date, the average of
     -------------------------
the Net Rates of the Loans weighted on the basis of the Loan Balances as of the first day of the related Due Period.

     Yield Maintenance Amount shall mean either the Class A Custody Receipt
     ------------------------
Yield Maintenance Amount, the Class A-IO Custody Receipt Yield Maintenance Amount, the Class A-1 Yield Maintenance or the Class A-2 Yield Maintenance Amount, as the context requires.